                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                   MAY 3, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                       (212) 449-0752
Paul Park                         (212) 449-6380
Tom Saywell                       (212) 449-2122

Fred Hubert                       (212) 449-5071
Alan Chan                         (212) 449-8140
Alice Chu                         (212) 449-1701
Sonia Lee                         (212) 449-5067
Amanda de Zutter                  (212) 449-0425

TRADING
Scott Soltas                      (212) 449-3659
Charles Sorrentino                (212) 449-3659

RESEARCH
Glenn Costello                    (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

DEAL STRUCTURE SUMMARY:

                                   MLCC 2004-B

            $1,000,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

         PRINCIPAL OR NOTIONAL      WAL (YRS)      PYMT WINDOW (MONTHS)       CERTIFICATE                         EXPECTED RTGS
CLASS         BALANCE (1)         (CALL/MAT)(2)        (CALL/MAT)(2)         INTEREST RATES    TRANCHE TYPE     S&P/MOODY'S/FITCH
---------------------------------------------------------------------------------------------------------------------------------
A-1    $   669,500,000              3.97/4.29           1-123/1-298           Floater (3)         Senior           AAA/Aaa/AAA
A-2    $   150,000,000              3.97/4.29           1-123/1-298           Floater (4)         Senior           AAA/Aaa/AAA
A-3    $   150,000,000              3.97/4.29           1-123/1-298            WAC PT (5)         Senior           AAA/Aaa/AAA
X-A-1  $   819,500,000 (7) (8)         N/A                  N/A              Interest Only   Notional/Senior       AAA/Aaa/AAA
X-A-2  $   819,500,000 (7) (9)         N/A                  N/A              Interest Only   Notional/Senior       AAA/Aaa/AAA
X-B    $    22,500,000 (7) (10)                Information Not Provided Hereby               Notional/Senior       AAA/Aaa/AAA
A-R    $           100                                                                           Residual          AAA/Aaa/AAA
B-1    $    10,000,000              6.75/7.42          39-123/39-298          Floater (6)      Subordinate         AA+/Aa2/AA+
B-2    $     8,000,000              6.75/7.42          39-123/39-298          Floater (6)      Subordinate          AA-/A2/A+
B-3    $     4,500,000              6.75/7.42          39-123/39-298          Floater (6)      Subordinate         A-/Baa2/BBB+
B-4    $     2,500,000                                                                         Subordinate         BBB-/Ba2/BB+
B-5    $     2,000,000                         Information Not Provided Hereby                 Subordinate           BB/B2/B+
B-6    $     3,500,000                                                                         Subordinate           NR/NR/NR
---------------------------------------------------------------------------------------------------------------------------------
TOTAL  $ 1,000,000,100
---------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) The Class A-3 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group III Mortgage Loans.

(6) The Class B-1, Class B-2 and Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and (iii) 11.75%.

(7) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal. The Class X-A-1 and Class X-A-2 Certificates will be offer only in a combined form.

(8) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-1 Certificates. Such class is interest-only and will not be entitled to distributions of principal. The interest rate on each of the two components of the Class X-A-1 Certificates will be 1.00% subject to a cap equal to the weighted average interest rate of the mortgage loans in the loan pool related to each component.

(9) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-2 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A-2 Certificates as described in the Prospectus Supplement.

(10) The balance shown is the initial notional amount of the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

DEPOSITOR:          Merrill Lynch Mortgage Investors, Inc.

LEAD                MANAGER: Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:        [Banc of America Securities LLC and Countrywide Securities
                    Corporation]

TRUSTEE:            Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:    S&P, Moody's and Fitch will rate the Offered Certificates.
                    It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:       May 1, 2004.

PRICING DATE:       On or about May [4], 2004.

CLOSING DATE:       On or about May [27], 2004.

DISTRIBUTION DATES: The 25th day of each month (or if not a business day, the next succeeding business day), commencing in June 2004.

CERTIFICATES:       The "Senior Certificates" will consist of the Class A-1,
                    Class A-2 and Class A-3 (together, the "Class A
                    Certificates"), the Class X-A-1, the Class X-A-2, and Class
                    X-B (together, the "Class X Certificates") and Class A-R
                    Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the
                    Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class
                    A-3, Class X-A-1, Class X-A-2, Class B-1, Class B-2 and
                    Class B-3 Certificates (collectively, the "Offered
                    Certificates") are being offered publicly.

REGISTRATION:       The Offered Certificates will be made available in
                    book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX
TREATMENT:          It is anticipated that, for federal income tax purposes, (i)
                    the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A-1, Class A-2, Class
                    X-A-1, Class B-1, Class B-2 and Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A-1 and Class X-A-2 Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:  The Offered Certificates are expected to be ERISA eligible.
                    Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:    The Senior Certificates (other than the Class A-R
                    Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

CLEAN-UP CALL: The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:     The trust will consist of 3 groups of adjustable rate
                    mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage
                    Loans described herein is based on the pool of approximately
                    $1,076,994,910 aggregate statistical principal balance of Mortgage Loans, as of April 1, 2004. The Mortgage Loans are expected to have an aggregate stated principal balance as of the Cut-Off Date of approximately $1,000,000,100. The
                    Mortgage Loans are one-month LIBOR indexed (approximately
                    22.67% of the Mortgage Loans) or six-month LIBOR indexed
                    (approximately 77.33% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.
                    All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:     The Group I Mortgage Loans have an aggregate statistical
                    principal balance of approximately $743,732,495, as of April
                    1, 2004, which equals approximately 69.06% of the Mortgage
                    Loans. The Group I Mortgage Loans are one-month LIBOR indexed (approximately 32.83% of the Group I Mortgage Loans) or six-month LIBOR indexed (approximately 67.17% of the Group I Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:     The Group II Mortgage Loans have an aggregate statistical
                    principal balance of approximately $166,631,229, as of April
                    1, 2004, which equals approximately 15.47% of the Mortgage
                    Loans. The Group II Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

GROUP III
MORTGAGE LOANS:     The Group III Mortgage Loans have an aggregate statistical principal balance of approximately $166,631,186, as of April
                    1, 2004, which equals approximately 15.47% of the Mortgage
                    Loans. The Group III Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

ACCRUED INTEREST:   The Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3
                    Certificates will settle flat.

ACCRUAL PERIOD:     The interest accrual period (the "Accrual Period") with
                    respect to the Class A-1, Class A-2, Class B-1, Class B-2, and Class B-3 Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first
                    Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class A-3, Class
                    X-A-1 and Class X-A-2 Certificates for each Distribution
                    Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:         The Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3
                    Certificates will have 0 delay days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

NET WAC CAPS:       In the case of the Class A-1 Certificates, the weighted
                    average of the net mortgage rates for the Group I Mortgage
                    Loans, the "Group I Net WAC Cap". In the case of the Class
                    A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC
                    Cap". In the case of the Class B-1, Class B-2 and Class B-3
                    Certificates, the weighted average of the net mortgage rates for the Group I, Group II and Group III Mortgage Loans, weighted on the basis of the related group subordinate amount (the "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I
                    Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage
                    Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II. The related group subordinated amount for the Group III Mortgage Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior
                    Certificates related to Group III.

                    If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2 Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the pool 1 components of the Class X-A-1 and Class X-A-2 Certificates in the case of the Class A-1 Certificates, from payments in respect of the pool 2 components of the Class X-A-1 and Class X-A-2 Certificates, in the case of the Class A-2 Certificates and from payments in respect of the Class X-B Certificates, in the case of the Class B-1, Class B-2 and Class B-3 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

CREDIT ENHANCEMENT: Senior/subordinate, shifting interest structure.


                                                                     INITIAL
    CERTIFICATES        S&P/MOODY'S/FITCH       BOND SIZES*       SUBORDINATION*
    ------------        -----------------       -----------       --------------
SENIOR CERTIFICATES        AAA/Aaa/AAA             96.95%             3.05%
CLASS B-1                  AA+/Aa2/AA+              1.00%             2.05%
CLASS B-2                   AA-/A2/A+               0.80%             1.25%
CLASS B-3                  A-/BA2/BBB+              0.45%             0.80%

*Preliminary and subject to revision.

SHIFTING INTEREST:  Until the first Distribution Date occurring on or after
                    [June 2014], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                    The prepayment percentages on the Subordinate Certificates are as follows:

                    June 2004 - May 2014      [0% Pro Rata Share]
                    June 2014 - May 2015      [30% Pro Rata Share]
                    June 2015 - May 2016      [40% Pro Rata Share]
                    June 2016 - May 2017      [60% Pro Rata Share]
                    June 2017 - May 2018      [80% Pro Rata Share]
                    June 2018 and after       [100% Pro Rata Share]

                    Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [June 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                    Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

ALLOCATION OF
REALIZED LOSSES:    Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A
                    Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES'
PRIORITY OF
DISTRIBUTIONS:      Distributions on the Certificates will be made on each
                    Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, Class A-3, Class A-R
                    Certificates), group I and II (in the case of the Class
                    X-A-1 and Class X-A-2 Certificates), and all three mortgage groups (in the case of the Class X-B, Class B-1, Class B-2,
                    Class B-3 and the other subordinate certificates), in the following order of priority:

                    1) To the Class A-R, Class A-1, Class A-2, Class A-3, Class X-A-1, Class X-A-2 and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A-1, Class X-A-2 and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                    2)   Concurrently as follows:

                            i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                            ii) To Class A-2, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                            iii) To Class A-3, until its principal balance is reduced to zero, all principal received with respect to the Group III Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

                    3) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                    4) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                    5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                    6)   To the Class A-R Certificate, any remaining amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
     SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                  ASSUMPTIONS:
                          ----------------------------
                          20% CPR
                          Hard Cap: 11.75%
                          To Call
                          Initial 1 Month LIBOR: 1.10%
                          Initial 6 Month LIBOR: 1.37%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                 ORIGINAL  REMAINING
                                           CURRENT       NET     TERM TO    TERM TO   INTEREST-ONLY
                            PRINCIPAL     MORTGAGE    MORTGAGE   MATURITY   MATURITY   REMAINING
POOL     LOAN TYPE         BALANCE($)      RATE(%)     RATE(%)   (MONTHS)   (MONTHS)    (MONTHS)
----     ---------         ----------      -------     -------   --------   --------    --------
  1   One-Month LIBOR    226,742,538.50     2.915       2.665       300       298         118
  1   Six-Month LIBOR    463,819,706.94     3.121       2.871       300       298         118
  2   Six-Month LIBOR    154,718,927.28     3.120       2.870       300       298         118
  3   Six-Month LIBOR    154,718,927.28     3.121       2.871       300       298         118
                       ----------------
                       1,000,000,100.00

                                                                           RATE
                                    MAXIMUM      MINIMUM     NEXT RATE  ADJUSTMENT
                         GROSS      MORTGAGE    MORTGAGE    ADJUSTMENT   FREQUENCY
POOL     LOAN TYPE     MARGIN(%)    RATE(%)      RATE(%)     (MONTHS)    (MONTHS)
----     ---------     ---------    -------      -------     --------    --------
  1   One-Month LIBOR    1.793       12.000       1.793          1           1
  1   Six-Month LIBOR    1.939       12.000       1.939          4           6
  2   Six-Month LIBOR    1.943       12.000       1.943          4           6
  3   Six-Month LIBOR    1.942       12.000       1.942          4           6

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

                        GROUP I NET (1)     GROUP II (2)
                        ---------------     ------------     SUBORDINATE(1) (2)
DISTRIBUTION PERIOD       WAC CAP (%)      NET WAC CAP (%)     NET WAC CAP (%)
-------------------       -----------      ---------------     ---------------
         1                    2.80               2.87                2.82
         2                    2.80               2.87                2.82
         3                    5.79               2.87                4.88
         4                    5.79               2.87                4.88
         5                   11.75              11.75               11.75
         6                   11.75              11.75               11.75
    7 and after              11.75              11.75               11.75

(1) 1 Month LIBOR has a lookback period of 25 days.

(2) 6 Month LIBOR has a lookback period of 30 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

Total Current Balance                          $1,076,994,909.72
Total Number of Loans                                      3,144

                                AVERAGE OR
                           WEIGHTED AVERAGE (1)       MINIMUM            MAXIMUM
                           --------------------       -------            -------
Current Balance               $   342,555.63      $    23,900.00     $ 3,266,000.00
Original Balance              $   343,823.86      $    23,900.00     $ 3,266,000.00

Loan Rate                              3.074%              2.000%             4.250%
Servicing Fee                          0.250%              0.250%             0.250%
Net Loan Rate                          2.824%              1.750%             4.000%

Gross Margin                           1.907%              0.500%             2.875%
Maximum Loan Rate                     12.000%             12.000%            12.000%

Original LTV                           71.06%               2.29%            100.00%
Effective LTV                          66.05%               2.29%             95.00%

Credit Score                             731                 567                825

Original Term (mos)                      300                 300                300
Remaining Term (mos)                     298                 279                300
Seasoning (mos)                            2                   0                 21

Next Rate Reset                            3                   1                  6
Rate Adj Freq                              5                   1                  6
First Rate Adj Freq (2)                    5                   2                  6

IO Original Term                         120                 120                120
IO Remaining Term                        118                  99                120

Top State Concentrations ($)    CA(17.50%),FL(11.09%),NY(6.71%),TX(4.87%),NJ(4.72%)

First Pay Date                                        09/01/02           06/01/04
Rate Change Date                                      06/01/04           11/01/04
Maturity Date                                         08/01/27           05/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

INDEX

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                                   AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                  NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
     INDEX      MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
One-Month LIBOR       603      $  244,200,714.85        22.67%      2.915%     731     404,976    69.63%    65.39%        76.69%
Six-Month LIBOR     2,541         832,794,194.87        77.33       3.121      731     327,743    71.48     66.24         68.50
TOTAL:              3,144      $1,076,994,909.72       100.00%      3.074%     731     342,556    71.06%    66.05%        70.35%

PRINCIPAL BALANCES


                                                  AGGREGATE       % OF AGGREGATE   WEIGHTED
        RANGE OF                NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
 PRINCIPAL BALANCES ($)       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING     COUPON
--------------------------------------------------------------------------------------------
0.01 to 100,000.00                  389       $   28,511,765.77         2.65%        3.097%
100,000.01 to 200,000.00            905          137,523,820.97        12.77         3.148
200,000.01 to 300,000.00            645          159,610,333.90        14.82         3.091
300,000.01 to 400,000.00            377          131,572,704.89        12.22         3.068
400,000.01 to 500,000.00            261          117,946,700.16        10.95         3.059
500,000.01 to 600,000.00            162           89,852,458.11         8.34         3.061
600,000.01 to 700,000.00             90           59,345,324.22         5.51         3.052
700,000.01 to 800,000.00             72           54,454,642.97         5.06         3.015
800,000.01 to 900,000.00             37           31,793,305.58         2.95         3.004
900,000.01 to 1,000,000.00           76           74,068,739.63         6.88         3.057
1,000,000.01 to 1,100,000.00         18           19,078,255.02         1.77         3.009
1,100,000.01 to 1,200,000.00         20           23,058,249.65         2.14         3.062
1,200,000.01 to 1,300,000.00         18           22,893,289.19         2.13         2.905
1,300,000.01 to 1,400,000.00         12           16,215,598.42         1.51         3.061
1,400,000.01 to 1,500,000.00         12           17,531,498.99         1.63         2.989
1,500,000.01 to 2,000,000.00         46           82,285,222.25         7.64         3.116
2,000,000.01 to 2,500,000.00          1            2,112,000.00         0.20          3.75
2,500,000.01 to 3,000,000.00          2            5,875,000.00         0.55         3.063
3,000,000.01 or greater               1            3,266,000.00         0.30          3.25
                                  -----       -----------------       ------         -----
TOTAL:                            3,144       $1,076,994,909.72       100.00%        3.074%
                                  -----       -----------------       ------         -----

                               WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                AVERAGE   PRINCIPAL    AVERAGE    AVERAGE       PERCENT
        RANGE OF                CREDIT     BALANCE    ORIGINAL   EFFECTIVE        FULL
 PRINCIPAL BALANCES ($)          SCORE   OUTSTANDING     LTV        LTV      DOCUMENTATION
------------------------------------------------------------------------------------------
0.01 to 100,000.00                742        73,295     55.27%     51.84%       52.51%
100,000.01 to 200,000.00          735       151,960     70.13      66.66        64.78
200,000.01 to 300,000.00          733       247,458     72.53      68.77        64.50
300,000.01 to 400,000.00          732       348,999     73.79      69.64        69.06
400,000.01 to 500,000.00          729       451,903     72.50      68.60        65.31
500,000.01 to 600,000.00          732       554,645     74.51      68.40        70.97
600,000.01 to 700,000.00          725       659,392     75.55      68.25        60.46
700,000.01 to 800,000.00          738       756,314     74.10      70.16        65.27
800,000.01 to 900,000.00          734       859,279     69.67      63.89        48.57
900,000.01 to 1,000,000.00        742       974,589     63.18      58.18        56.00
1,000,000.01 to 1,100,000.00      728     1,059,903     70.36      66.32       100.00
1,100,000.01 to 1,200,000.00      704     1,152,912     66.07      64.61       100.00
1,200,000.01 to 1,300,000.00      728     1,271,849     71.09      63.24       100.00
1,300,000.01 to 1,400,000.00      738     1,351,300     75.00      67.56       100.00
1,400,000.01 to 1,500,000.00      746     1,460,958     76.46      63.36       100.00
1,500,000.01 to 2,000,000.00      713     1,788,809     65.81      58.68        98.04
2,000,000.01 to 2,500,000.00      666     2,112,000     60.00      60.00       100.00
2,500,000.01 to 3,000,000.00      717     2,937,500    100.00      59.98       100.00
3,000,000.01 or greater           761     3,266,000     56.31      56.31       100.00
                                  ---     ---------    ------      -----       ------
TOTAL:                            731       342,556     71.06%     66.05%       70.35%
                                  ---     ---------    ------      -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                                             WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
RANGE OF CURRENT                     AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
   MORTGAGE         NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
   RATES (%)     MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
1.751 to 2.000           2      $    1,140,000.00         0.11%      2.000%     744     570,000    80.00%    80.00%      100.00%
2.001 to 2.250           4           1,798,299.99         0.17       2.159      708     449,575    78.75     69.17       77.80
2.251 to 2.500          32          14,501,299.39         1.35       2.461      745     453,166    84.02     71.24       63.02
2.501 to 2.750         481         178,172,230.00        16.54       2.705      738     370,420    73.23     66.64       67.65
2.751 to 3.000         586         209,459,357.90        19.45       2.954      729     357,439    69.79     64.51       68.02
3.001 to 3.250       1,625         561,261,343.32        52.11       3.169      731     345,392    70.42     65.34       68.00
3.251 to 3.500         262          75,543,071.90         7.01       3.434      724     288,332    71.83     71.83       99.83
3.501 to 3.750         143          30,681,011.20         2.85       3.639      721     214,553    67.59     67.59       71.83
3.751 to 4.000           4           1,340,796.02         0.12       3.892      707     335,199    78.07     78.07       73.15
4.001 to 4.250           5           3,097,500.00         0.29       4.206      649     619,500    92.02     72.65       94.29
                     -----      -----------------       ------       -----      ---     -------    -----     -----       -----
TOTAL:               3,144      $1,076,994,909.72       100.00%      3.074%     731     342,556    71.06%    66.05%      70.35%
                     -----      -----------------       ------       -----      ---     -------    -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

REMAINING TERM

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
 REMAINING TERM    NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
   (MONTHS)     MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
279                     1      $       42,867.09        0.00%       3.250%     798      42,867    32.68%     32.68%        0.00%
280                     1             280,000.00        0.03        3.000      726     280,000    70.00      70.00       100.00
283                     1              59,855.64        0.01        2.625      762      59,856    13.64      13.64         0.00
284                     3           1,359,634.04        0.13        2.875      783     453,211    87.96      56.46         0.00
285                    4            1,733,435.41        0.16        3.263      764     433,359    88.71      61.85        66.71
286                     4           1,214,232.33        0.11        3.035      738     303,558    99.98      63.52        51.80
287                     6           2,362,214.63        0.22        3.037      741     393,702    58.97      58.97        39.70
288                     8           4,549,230.60        0.42        3.080      704     568,654    74.81      48.89        68.08
289                     7           1,336,122.01        0.12        3.264      772     190,875    82.26      72.98        71.99
290                     3           1,295,194.89        0.12        2.925      758     431,732    93.52      69.35        90.10
291                     5           3,737,631.68        0.35        2.901      726     747,526    56.59      46.56        98.46
292                    10           4,350,493.59        0.40        3.120      689     435,049    71.90      64.77        78.23
293                    26           9,989,737.51        0.93        3.051      718     384,221    60.23      53.91        63.01
294                    26           8,582,712.35        0.80        3.039      731     330,104    70.01      61.02        58.94
295                    92          29,136,876.28        2.71        3.085      731     316,705    63.16      57.44        51.65
296                   172          48,325,332.29        4.49        3.076      747     280,961    67.23      61.12        70.23
297                   536         170,721,229.38       15.85        3.164      734     318,510    67.70      65.39        72.53
298                 1,213         414,622,373.43       38.50        3.094      729     341,816    72.22      67.67        73.40
299                 1,005         365,748,024.57       33.96        3.016      730     363,928    72.48      66.76        67.69
300                    21           7,547,712.00        0.70        2.869      737     359,415    75.66      68.33        84.00
                    -----      -----------------      ------        -----      ---     -------    -----      -----       ------
TOTAL:              3,144      $1,076,994,909.72      100.00%       3.074%     731     342,556    71.06%     66.05%       70.35%
                    -----      -----------------      ------        -----      ---     -------    -----      -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

   RANGE OF                                                                 WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
   ORIGINAL                         AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
 LOAN-TO-VALUE     NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
   RATIOS (%)   MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
0.01 to 10.00          14      $    2,289,716.75        0.21%       3.210%    743      163,551     8.10%      8.10%       32.46%
10.01 to 20.00         54          11,337,630.82        1.05        3.123     749      209,956    17.33      17.33        36.92
20.01 to 30.00        102          23,820,396.31        2.21        3.064     749      233,533    25.72      25.72        28.59
30.01 to 40.00        153          40,892,611.76        3.80        3.108     743      267,272    36.32      36.32        45.91
40.01 to 50.00        291          86,887,755.40        8.07        3.054     732      298,583    46.42      46.42        51.96
50.01 to 60.00        258          96,139,082.70        8.93        3.122     740      372,632    55.67      55.60        60.55
60.01 to 70.00        409         190,373,907.65       17.68        3.064     724      465,462    66.43      66.07        77.34
70.01 to 75.00        378         148,591,401.88       13.80        3.082     731      393,099    73.85      73.22        83.79
75.01 to 80.00        944         281,219,673.99       26.11        3.099     728      297,902    79.45      79.15        78.96
80.01 to 85.00         33          10,684,590.34        0.99        2.962     732      323,775    82.82      71.90        81.96
85.01 to 90.00         87          23,760,781.51        2.21        3.033     731      273,112    88.70      76.60        76.60
90.01 to 95.00        111          29,529,190.59        2.74        3.056     731      266,029    93.81      84.03        84.80
95.01 to 100.00       310         131,468,170.02       12.21        3.010     733      424,091    99.68      65.83        59.36
                    -----      -----------------      ------        -----     ---      -------    -----      -----        -----
TOTAL:              3,144      $1,076,994,909.72      100.00%       3.074%    731      342,556    71.06%     66.05%       70.35%
                    -----      -----------------      ------        -----     ---      -------    -----      -----        -----

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

   RANGE OF
  EFFECTIVE                                                                 WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
LOAN-TO-VALUE                       AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
   RATIOS AT       NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
ORIGINATION (%) MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
0.01 to 10.00         14       $    2,289,716.75         0.21%      3.210%     743     163,551     8.10%      8.10%       32.46%
10.01 to 20.00        54           11,337,630.82         1.05       3.123      749     209,956    17.33      17.33        36.92
20.01 to 30.00       102           23,820,396.31         2.21       3.064      749     233,533    25.72      25.72        28.59
30.01 to 40.00       154           42,567,611.76         3.95       3.094      738     276,413    38.77      36.47        48.04
40.01 to 50.00       394          119,781,832.50        11.12       3.036      730     304,015    58.69      47.37        59.65
50.01 to 60.00       263          104,888,781.70         9.74       3.119      738     398,817    58.55      55.85        63.58
60.01 to 70.00       699          322,079,298.70        29.91       3.036      732     460,772    79.13      67.78        67.77
70.01 to 75.00       368          140,262,486.29        13.02       3.093      729     381,148    73.91      73.91        84.07
75.01 to 80.00       934          275,921,225.82        25.62       3.100      728     295,419    79.44      79.44        78.80
80.01 to 85.00        18            3,870,683.17         0.36       3.134      704     215,038    83.05      83.05        97.42
85.01 to 90.00        58           12,497,557.99         1.16       3.086      723     215,475    89.18      89.18        98.60
90.01 to 95.00        86           17,677,687.91         1.64       3.096      710     205,555    94.50      94.50       100.00
                   -----       -----------------       ------       -----      ---     -------    -----      -----       ------
TOTAL:             3,144       $1,076,994,909.72       100.00%      3.074%     731     342,556    71.06%     66.05%       70.35%
                   -----       -----------------       ------       -----      ---     -------    -----      -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
   RANGE OF        NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
 CREDIT SCORES  MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Not Available          10      $    4,397,625.92         0.41%      3.061%      0       439,763   63.55%     63.55%       97.73%
551 to 575              4             483,352.00         0.04       3.306     571       120,838   48.87      48.87       100.00
576 to 600             10           6,833,053.07         0.63       3.448     593       683,305   77.24      65.57       100.00
601 to 625             42          18,692,201.07         1.74       3.023     612       445,052   74.99      59.34       100.00
626 to 650             99          35,757,328.74         3.32       3.077     640       361,185   70.95      68.86        98.99
651 to 675            201          74,722,650.68         6.94       3.098     666       371,754   71.28      68.65        99.80
676 to 700            420         144,909,263.93        13.45       3.114     688       345,022   73.46      69.11        88.25
701 to 725            491         170,353,525.41        15.82       3.109     713       346,952   70.45      65.63        71.92
726 to 750            537         178,170,209.99        16.54       3.068     738       331,788   72.63      67.95        66.74
751 to 775            670         238,001,891.10        22.10       3.040     763       355,227   70.09      65.19        60.10
776 to 800            554         174,118,119.29        16.17       3.039     786       314,293   69.37      63.44        52.11
801 to 825            106          30,555,688.52         2.84       3.074     807       288,261   68.24      59.53        46.93
                    -----      -----------------       ------       -----     ---       -------   -----      -----        -----
TOTAL:              3,144      $1,076,994,909.72       100.00%      3.074%    731       342,556   71.06%     66.05%       70.35%
                    -----      -----------------       ------       -----     ---       -------   -----      -----        -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

GEOGRAPHIC AREA

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                   NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                49      $  9,916,427.85          0.92%        3.108%    732     202,376     76.15%    71.97%        64.24%
Alaska                  5           997,028.68          0.09         2.908     767     199,406     73.68     67.59         0.00
Arizona                92        31,528,359.26          2.93         3.110     735     342,700     73.58     67.56        71.72
Arkansas               23         4,713,443.44          0.44         3.040     736     204,932     70.84     64.59        41.65
California            383       188,487,089.01         17.50         3.177     727     492,133     67.98     64.29        81.52
Colorado              114        47,862,765.03          4.44         3.057     736     419,849     71.01     65.82        76.20
Connecticut            41        23,061,594.80          2.14         3.060     728     562,478     65.38     63.19        79.09
Delaware               15         6,191,233.04          0.57         3.155     724     412,749     57.56     54.95        62.93
District of
 Columbia               6         4,464,228.09          0.41         3.303     699     744,038     67.12     58.27        79.73
Florida               363       119,406,732.85         11.09         3.052     731     328,944     72.86     65.90        67.72
Georgia               162        41,328,986.05          3.84         3.053     736     255,117     79.12     73.31        74.99
Hawaii                 15         6,357,317.30          0.59         2.996     756     423,821     69.65     62.28        68.27
Idaho                   7         1,016,540.64          0.09         3.092     740     145,220     71.01     71.01       100.00
Illinois              110        35,418,149.28          3.29         3.032     739     321,983     71.20     68.22        59.32
Indiana                33         7,849,026.16          0.73         3.059     725     237,849     76.12     72.94        52.63
Iowa                   12         1,962,968.56          0.18         3.026     741     163,581     76.35     70.30        72.29
Kansas                 30         6,071,114.05          0.56         3.079     739     202,370     70.61     67.81        64.28
Kentucky               33         6,134,097.63          0.57         3.058     732     185,882     77.60     74.64        66.77
Louisiana              22         3,483,511.49          0.32         3.003     732     158,341     73.45     70.26        51.28
Maine                  10         2,365,398.08          0.22         3.164     745     236,540     69.67     69.67        64.52
Maryland               68        23,402,990.60          2.17         3.148     735     344,162     69.44     67.15        77.35
Massachusetts          71        35,433,839.35          3.29         3.087     732     499,068     64.42     58.99        68.35
Michigan              111        27,640,178.92          2.57         3.069     720     249,011     74.96     69.90        69.62
Minnesota              46        14,266,261.18          1.32         3.081     728     310,136     69.55     68.56        69.88
Mississippi             9         1,591,257.32          0.15         3.157     728     176,806     74.14     74.14        39.42
Missouri               43        12,309,882.19          1.14         3.024     744     286,276     80.11     71.56        69.54
Montana                 8         1,584,648.95          0.15         3.026     746     198,081     71.07     71.07        34.66
Nebraska                5           628,750.00          0.06         3.216     730     125,750     83.57     75.32        71.39
Nevada                 92        35,727,258.90          3.32         3.022     731     388,340     73.41     68.51        69.67
New Hampshire          12         3,626,212.86          0.34         3.088     728     302,184     66.83     62.61        68.20
New Jersey            123        50,852,393.51          4.72         2.996     712     413,434     67.13     60.60        71.50
New Mexico             10         2,523,056.67          0.23         3.206     748     252,306     79.62     68.11        51.33
New York              165        72,279,747.29          6.71         3.002     729     438,059     62.29     58.71        62.61
North Carolina         72        16,626,566.05          1.54         3.076     745     230,925     75.94     65.09        75.32
North Dakota            2           196,013.00          0.02         3.072     794      98,007     89.67     89.67       100.00
Ohio                   71        17,996,006.63          1.67         3.021     741     253,465     73.40     68.85        39.72
Oklahoma               26         5,472,562.73          0.51         3.139     738     210,483     74.15     72.37        51.79
Oregon                 19         5,783,924.39          0.54         2.937     739     304,417     76.91     71.78        61.14

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

GEOGRAPHIC AREA
(CONT'D.)

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                   NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania           80          23,995,464.77         2.23       3.027     737      299,943    64.36      60.61        50.28
Rhode Island           15           3,083,808.21         0.29       3.354     718      205,587    73.20      72.70        90.18
South Carolina         57          16,209,734.75         1.51       3.026     741      284,381    76.88      67.08        58.99
South Dakota            5           1,186,539.99         0.11       3.108     727      237,308    63.53      55.48        90.46
Tennessee              51          13,920,286.45         1.29       3.090     745      272,947    77.34      71.24        73.87
Texas                 174          52,429,368.44         4.87       3.003     731      301,318    76.52      68.81        63.49
Utah                   22           8,166,528.39         0.76       3.053     740      371,206    81.36      70.50        83.02
Vermont                 3           1,007,850.00         0.09       3.080     722      335,950    91.82      70.00        64.38
Virginia              152          45,439,114.69         4.22       3.048     727      298,942    73.63      71.94        80.32
Virgin Islands         14           6,368,750.23         0.59       3.011     731      454,911    66.74      66.74        58.91
Washington             50          15,654,325.80         1.45       3.201     727      313,087    75.02      73.11        77.97
West Virginia          11           1,432,971.70         0.13       2.919     760      130,270    81.82      69.23        73.63
Wisconsin              26           6,483,367.47         0.60       3.044     754      249,360    72.70      68.60        56.56
Wyoming                 6           5,059,237.00         0.47       3.081     735      843,206    87.61      60.57        78.43
                    -----      -----------------       ------       -----     ---      -------    -----      -----        -----
TOTAL:              3,144      $1,076,994,909.72       100.00%      3.074%    731      342,556    71.06%     66.05%       70.35%
                    -----      -----------------       ------       -----     ---      -------    -----      -----        -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-B

                              TOTAL MORTGAGE LOANS

OCCUPANCY TYPE

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                   NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
 OCCUPANCY TYPE MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Primary              2,554     $  889,653,162.68        82.61%      3.081%     731     348,337    70.71%    67.33%       70.99%
Second Home            397        144,635,389.51        13.43       3.051      737     364,321    72.43     63.73        64.06
Investment             193         42,706,357.53         3.97       3.006      719     221,276    73.71     47.13        78.37
                     -----     -----------------       ------       -----      ---     -------    -----     -----        -----
TOTAL:               3,144     $1,076,994,909.72       100.00%      3.074%     731     342,556    71.06%    66.05%       70.35%
                     -----     -----------------       ------       -----      ---     -------    -----     -----        -----

PROPERTY TYPE

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                   NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
 PROPERTY TYPE  MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Single Family        1,904     $  638,240,151.74        59.26%      3.091%     730     335,210    69.12%     65.52%      69.80%
De Minimis PUD         692        276,033,141.82        25.63       3.044      734     398,892    74.98      68.69       69.13
Planned Unit
 Development            79         17,363,020.27         1.61       3.022      738     219,785    80.31      70.83       69.58
Condominium            377        108,127,642.92        10.04       3.049      730     286,811    73.81      63.98       75.10
Cooperative             45         21,388,305.59         1.99       3.068      728     475,296    58.73      57.52       78.35
Two- to
 Four-Family            47         15,842,647.38         1.47       3.156      718     337,078    68.43      61.84       71.60
                     -----     -----------------       ------       -----      ---     -------    -----      -----       -----
TOTAL:               3,144     $1,076,994,909.72       100.00%      3.074%     731     342,556    71.06%     66.05%      70.35%
                     -----     -----------------       ------       -----      ---     -------    -----      -----       -----

LOAN PURPOSE

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                    AGGREGATE      % OF AGGREGATE  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                   NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE      FULL
  LOAN PURPOSE  MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
Purchase             1,193     $  467,419,845.75       43.40%       3.023%     736     391,802    79.62%    70.40%       73.65%
Refinance
 (No Cash-out)         816        231,526,124.82       21.50        3.077      725     283,733    63.86     62.92        65.30
Refinance
 (Cash-out)          1,135        378,048,939.15       35.10        3.136      728     333,083    64.87     62.58        69.38
                     -----     -----------------      ------        -----      ---     -------    -----     -----        -----
TOTAL:               3,144     $1,076,994,909.72      100.00%       3.074%     731     342,556    71.06%    66.05%       70.35%
                     -----     -----------------      ------        -----      ---     -------    -----     -----        -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                              TOTAL MORTGAGE LOANS

LOAN DOCUMENTATION


                                                        AGGREGATE        % OF AGGREGATE     WEIGHTED
                                      NUMBER OF     PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVERAGE
LOAN DOCUMENTATION                 MORTGAGE LOANS      OUTSTANDING         OUTSTANDING       COUPON
---- -------------                 --------------   -----------------   -----------------   -------
Full Documentation                     2,043        $  757,710,756.39         70.35%         3.088%
Alternative Documentation                408           123,007,787.68         11.42          3.042
Stated Documentation                     185            58,364,452.11          5.42          3.021
No Income/No Ratio Documentation         508           137,911,913.54         12.81          3.048
                                       -----        -----------------        ------          -----
TOTAL:                                 3,144        $1,076,994,909.72        100.00%         3.074%
                                       -----        -----------------        ------          -----
                                      WEIGHTED     AVERAGE     WEIGHTED    WEIGHTED
                                      AVERAGE     PRINCIPAL    AVERAGE     AVERAGE        PERCENT
                                       CREDIT      BALANCE     ORIGINAL   EFFECTIVE         FULL
LOAN DOCUMENTATION                     SCORE     OUTSTANDING     LTV         LTV       DOCUMENTATION
------------------                     -----     -----------   --------   ---------    -------------
Full Documentation                      721        370,881      73.17%      68.64%       100.00%
Alternative Documentation               742        301,490      75.76       68.07          0.00
Stated Documentation                    754        315,484      67.05       61.45          0.00
No Income/No Ratio Documentation        768        271,480      56.96       51.94          0.00
                                        ---        -------      -----       -----         -----
TOTAL:                                  731        342,556      71.06%      66.05%        70.35%
                                        ---        -------      -----       -----         -----

CHANNEL

                                                                           WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                                 AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE      PERCENT
                 NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE AVERAGE    CREDIT     BALANCE     ORIGINAL EFFECTIVE       FULL
CHANNEL       MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE    OUTSTANDING     LTV       LTV     DOCUMENTATION
-------       -------------- ----------------- ----------------- -------   --------  -----------   -------- ---------  -------------
Retail            2,485      $  875,213,496.51      81.26%        3.017%    732        352,199      70.97%    64.91%     64.65%
Correspondent       581         162,729,215.90      15.11         3.363     728        280,085      71.20     71.01      93.91
Broker               78          39,052,197.31       3.63         3.147     731        500,669      72.36     70.83     100.00
                  -----      -----------------     ------         -----     ---        -------      -----     -----     ------
TOTAL:            3,144      $1,076,994,909.72     100.00%        3.074%    731        342,556      71.06%    66.05%     70.35%
                  -----      -----------------     ------         -----     ---        -------      -----     -----     ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                              TOTAL MORTGAGE LOANS

MARGINS

                                                                            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                AGGREGATE        % OF AGGREGATE    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE      PERCENT
               NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE      FULL
MARGINS (%)  MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON   SCORE   OUTSTANDING    LTV     LTV     DOCUMENTATION
-----------  -------------- ------------------  -----------------  -------- -------  ----------- -------- --------- -------------
  0.500            1        $    2,000,000.00         0.19%          4.250%   596     2,000,000   100.00%  70.00%       100.00%
  0.875            2             1,140,000.00         0.11           2.000    744       570,000    80.00   80.00        100.00
  1.000            3             1,309,299.99         0.12           2.125    715       436,433    74.57   68.86         69.50
  1.125            3               934,000.00         0.09           2.310    730       311,333    87.53   77.10         80.73
  1.210            1               164,723.92         0.02           3.500    730       164,724    80.00   80.00        100.00
  1.250            6             4,094,162.12         0.38           2.375    755       682,360    75.91   69.43         87.70
  1.375           31            14,088,362.64         1.31           2.556    747       454,463    87.02   70.95         51.80
  1.500          159            62,684,262.66         5.82           2.630    743       394,241    70.67   65.37         67.52
  1.625          489           167,140,915.81        15.52           2.795    737       341,801    72.92   65.58         64.79
  1.750           70            25,027,021.33         2.32           2.902    727       357,529    74.03   68.84         74.29
  1.875          398           144,134,588.82        13.38           3.010    726       362,147    68.51   64.66         73.13
  2.000        1,489           511,925,547.39        47.53           3.165    731       343,805    70.59   65.08         65.28
  2.125          118            46,655,257.13         4.33           3.284    729       395,384    70.20   70.20         99.72
  2.250          185            54,016,157.81         5.02           3.437    724       291,979    72.25   72.25        100.00
  2.375          174            35,221,417.83         3.27           3.595    727       202,422    67.95   67.95         75.46
  2.500            7             4,020,896.25         0.37           3.733    685       574,414    66.36   66.36        100.00
  2.625            2               642,000.00         0.06           3.875    719       321,000    78.34   78.34         43.93
  2.750            2               698,796.02         0.06           3.907    696       349,398    77.83   77.83        100.00
  2.875            4             1,097,500.00         0.10           4.125    745       274,375    77.49   77.49         83.89
               -----        -----------------       ------           -----    ---       -------    -----   -----         -----
  TOTAL:       3,144        $1,076,994,909.72       100.00%          3.074%   731       342,556    71.06%  66.05%        70.35%
               -----        -----------------       ------           -----    ---       -------    -----   -----         -----

MAXIMUM MORTGAGE RATE

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
 MAXIMUM                           AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
MORTGAGE          NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
 RATE (%)       MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
12.000               3,144     $1,076,994,909.72     100.00%        3.074%    731      342,556    71.06%    66.05%       70.35%
                     -----     -----------------     ------         -----     ---      -------    -----     ------       -----
TOTAL:               3,144     $1,076,994,909.72     100.00%        3.074%    731      342,556    71.06%    66.05%       70.35%
                     -----     -----------------     ------         -----     ---      -------    -----     ------       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                              TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
 NEXT RATE                         AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
ADJUSTMENT        NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
   DATE         MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
June 2004              681     $  266,149,227.78     24.71%         2.935%    731    390,821      69.18%    64.93%     74.19%
July 2004              147         36,775,444.26      3.41          3.155     746    250,173      67.99     59.12      63.83
August 2004            437        129,279,115.72     12.00          3.212     731    295,833      68.50     65.14      68.04
September 2004       1,017        336,229,834.78     31.22          3.139     729    330,609      72.34     68.10      72.88
October 2004           816        291,217,458.55     27.04          3.060     731    356,884      72.73     66.26      65.91
November 2004           46         17,343,828.63      1.61          2.993     737    377,040      72.43     61.37      68.10
                     -----     -----------------    ------          -----     ---    -------      -----     -----      -----
TOTAL:               3,144     $1,076,994,909.72    100.00%         3.074%    731    342,556      71.06%    66.05%     70.35%
                     -----     -----------------    ------          -----     ---    -------      -----     -----      -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                            GROUP I  MORTGAGE LOANS

Total Current Balance                                  $743,732,495.45
Total Number of Loans                                            2,125

                              AVERAGE OR
                          WEIGHTED AVERAGE (1)         MINIMUM                   MAXIMUM
                          --------------------         -------                   -------
Current Balance           $    349,991.76          $    25,000.00          $    3,266,000.00
Original Balance          $    351,206.84          $    25,000.00          $    3,266,000.00

Loan Rate                           3.053%                  2.000%                     4.250%
Servicing Fee                       0.250%                  0.250%                     0.250%
Net Loan Rate                       2.803%                  1.750%                     4.000%

Gross Margin                        1.891%                  0.500%                     2.875%
Maximum Loan Rate                  12.000%                 12.000%                    12.000%

Original LTV                        71.20%                   4.70%                    100.00%
Effective LTV                       66.08%                   4.70%                     95.00%

Credit Score                          730                     567                        825

Original Term (mos)                   300                     300                        300
Remaining Term (mos)                  298                     279                        300
Seasoning (mos)                         2                       0                         21

Next Rate Reset                         3                       1                          6
Rate Adj Freq                           4                       1                          6
First Rate Adj Freq (2)                 5                       2                          6

IO Original Term                      120                     120                        120
IO Remaining Term                     118                      99                        120

Top State Concentrations ($)       CA(18.52%),FL(10.76%),NY(7.31%),NJ(5.13%),TX(5.05%)

First Pay Date                                           09/01/02                   06/01/04
Rate Change Date                                         06/01/04                   11/01/04
Maturity Date                                            08/01/27                   05/01/29

(1)      Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                            GROUP I  MORTGAGE LOANS

INDEX

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                                   AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
                  NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
INDEX           MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
One-Month LIBOR     603        $244,200,714.85         32.83%        2.915    731     404,976      69.63%   65.39%       76.69%
Six-Month LIBOR   1,522         499,531,780.60         67.17         3.121    729     328,207      71.97    66.42        68.09
                  -----        ---------------        ------         -----    ---     -------      -----    -----        -----
TOTAL:            2,125        $743,732,495.45        100.00%        3.053    730     349,992      71.20%   66.08%       70.91%
                  -----        ---------------        ------         -----    ---     -------      -----    -----        -----

PRINCIPAL BALANCES

                                                  AGGREGATE      % OF AGGREGATE   WEIGHTED
          RANGE OF               NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE
   PRINCIPAL BALANCES ($)      MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON
-------------------------------------------------------------------------------------------
0.01 to 100,000.00                   257      $ 18,993,929.19         2.55%         3.078%
100,000.01 to 200,000.00             594        90,925,797.92        12.23          3.129
200,000.01 to 300,000.00             441       109,032,260.14        14.66          3.077
300,000.01 to 400,000.00             251        87,808,386.03        11.81          3.044
400,000.01 to 500,000.00             176        79,580,761.98        10.70          3.041
500,000.01 to 600,000.00             115        63,781,424.21         8.58          3.041
600,000.01 to 700,000.00              71        46,796,784.77         6.29          3.012
700,000.01 to 800,000.00              54        41,029,662.34         5.52          2.994
800,000.01 to 900,000.00              24        20,705,413.58         2.78          2.959
900,000.01 to 1,000,000.00            53        51,837,630.63         6.97          3.041
1,000,000.01 to 1,100,000.00          12        12,794,771.02         1.72          2.982
1,100,000.01 to 1,200,000.00          14        16,001,519.65         2.15          3.033
1,200,000.01 to 1,300,000.00          13        16,551,765.98         2.23          2.848
1,300,000.01 to 1,400,000.00           6         8,039,417.97         1.08          3.126
1,400,000.01 to 1,500,000.00           8        11,651,498.99         1.57          3.001
1,500,000.01 to 2,000,000.00          32        56,948,471.05         7.66          3.089
2,000,000.01 to 2,500,000.00           1         2,112,000.00         0.28           3.75
2,500,000.01 to 3,000,000.00           2         5,875,000.00         0.79          3.063
3,000,000.01 or greater                1         3,266,000.00         0.44           3.25
                                   -----      ---------------       ------          -----
TOTAL:                             2,125      $743,732,495.45       100.00%         3.053%
                                   -----      ---------------       ------          -----
                                WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                                 AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
        RANGE OF                 CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
 PRINCIPAL BALANCES ($)          SCORE   OUTSTANDING    LTV       LTV     DOCUMENTATION
---------------------------------------------------------------------------------------
0.01 to 100,000.00                  742       73,906    54.29%   51.09%    52.89%
100,000.01 to 200,000.00            735      153,074    69.78    66.19     64.77
200,000.01 to 300,000.00            732      247,239    72.43    68.59     62.14
300,000.01 to 400,000.00            733      349,834    73.95    70.01     68.51
400,000.01 to 500,000.00            731      452,163    72.63    68.40     64.51
500,000.01 to 600,000.00            729      554,621    73.93    68.71     73.05
600,000.01 to 700,000.00            726      659,110    76.34    69.19     61.14
700,000.01 to 800,000.00            737      759,809    75.91    70.76     72.29
800,000.01 to 900,000.00            736      862,726    71.70    66.15     53.98
900,000.01 to 1,000,000.00          742      978,069    60.03    56.77     57.74
1,000,000.01 to 1,100,000.00        724    1,066,231    71.42    65.38    100.00
1,100,000.01 to 1,200,000.00        703    1,142,966    64.97    62.87    100.00
1,200,000.01 to 1,300,000.00        711    1,273,213    73.40    62.55    100.00
1,300,000.01 to 1,400,000.00        735    1,339,903    69.03    69.03    100.00
1,400,000.01 to 1,500,000.00        735    1,456,437    77.30    65.13    100.00
1,500,000.01 to 2,000,000.00        710    1,779,640    68.25    59.66    100.00
2,000,000.01 to 2,500,000.00        666    2,112,000    60.00    60.00    100.00
2,500,000.01 to 3,000,000.00        717    2,937,500   100.00    59.98    100.00
3,000,000.01 or greater             761    3,266,000    56.31    56.31    100.00
                                    ---      -------    -----    -----     -----
TOTAL:                              730      349,992    71.20%   66.08%    70.91%
                                    ---      -------    -----    -----     -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                            GROUP I  MORTGAGE LOANS

CURRENT MORTGAGE RATES


                                                  AGGREGATE      % OF AGGREGATE   WEIGHTED
RANGE OF CURRENT MORTGAGE         NUMBER OF   PRINCIPAL BALANCE PRINCIPAL BALANCE AVERAGE
         RATES (%)             MORTGAGE LOANS   OUTSTANDING       OUTSTANDING     COUPON
--------------------------------------------------------------------------------------------
1.751 to 2.000                         2      $  1,140,000.00         0.15%        2.000%
2.001 to 2.250                         4         1,798,299.99         0.24         2.159
2.251 to 2.500                        21         9,464,716.92         1.27         2.444
2.501 to 2.750                       360       136,667,154.18        18.38         2.693
2.751 to 3.000                       468       170,319,413.51        22.90         2.966
3.001 to 3.250                     1,026       358,244,752.31        48.17         3.167
3.251 to 3.500                       147        42,293,913.62         5.69         3.439
3.501 to 3.750                        90        20,181,948.90         2.71         3.641
3.751 to 4.000                         4         1,340,796.02         0.18         3.892
4.001 to 4.250                         3         2,281,500.00         0.31         4.235
                                   -----      ---------------       ------         -----
TOTAL:                             2,125      $743,732,495.45       100.00%        3.053%
                                   -----      ---------------       ------         -----
                                WEIGHTED     AVERAGE    WEIGHTED   WEIGHTED
                                 AVERAGE    PRINCIPAL    AVERAGE    AVERAGE     PERCENT
RANGE OF CURRENT MORTGAGE       CREDIT       BALANCE    ORIGINAL   EFFECTIVE     FULL
         RATES (%)               SCORE    OUTSTANDING     LTV        LTV     DOCUMENTATION
------------------------------------------------------------------------------------------
1.751 to 2.000                     744       570,000      80.00%     80.00%   100.00%
2.001 to 2.250                     708       449,575      78.75      69.17     77.80
2.251 to 2.500                     751       450,701      83.23      71.65     65.00
2.501 to 2.750                     737       379,631      72.93      66.47     68.36
2.751 to 3.000                     727       363,930      69.43      64.35     69.45
3.001 to 3.250                     731       349,166      71.12      65.90     69.03
3.251 to 3.500                     720       287,714      71.20      71.20     99.69
3.501 to 3.750                     718       224,244      65.67      65.67     71.65
3.751 to 4.000                     707       335,199      78.07      78.07     73.15
4.001 to 4.250                     620       760,500      96.32      70.03     92.25
                                   ---       -------      -----      -----     -----
TOTAL:                             730       349,992      71.20%     66.08%    70.91%
                                   ---       -------      -----      -----     -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

REMAINING TERM

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                                   AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
  REMAINING       NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
TERM (MONTHS)   MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
279                    1       $     42,867.09         0.01%        3.250%     798      42,867    32.68%     32.68%       0.00%
280                    1            280,000.00         0.04         3.000      726     280,000    70.00      70.00      100.00
283                    1             59,855.64         0.01         2.625      762      59,856    13.64      13.64        0.00
284                    1            999,950.02         0.13         2.875      789     999,950    86.96      50.00        0.00
285                    2            615,595.41         0.08         3.287      713     307,798    90.17      64.63      100.00
286                    3            987,936.33         0.13         3.101      727     329,312    99.97      62.03       63.66
287                    5          1,784,341.07         0.24         3.008      770     356,868    57.23      57.23       20.18
288                    4          2,936,042.08         0.39         3.078      676     734,011    93.57      54.24       92.00
289                    7          1,336,122.01         0.18         3.264      772     190,875    82.26      72.98       71.99
290                    2            300,194.89         0.04         3.090      720     150,097    72.05      67.19       57.30
291                    3          3,342,986.00         0.45         2.867      734   1,114,329    55.61      44.39      100.00
292                    6          2,486,420.22         0.33         2.996      667     414,403    71.62      71.62      100.00
293                   21          8,287,424.62         1.11         3.067      720     394,639    54.94      50.21       58.96
294                   20          7,043,725.86         0.95         3.014      733     352,186    67.72      60.66       52.98
295                   63         21,210,780.17         2.85         3.044      731     336,679    63.62      56.90       60.16
296                  116         35,056,948.04         4.71         3.031      744     302,215    69.85      63.17       72.65
297                  377        129,894,411.00        17.47         3.157      735     344,548    66.90      64.81       73.12
298                  795        268,815,307.12        36.14         3.064      726     338,132    73.02      67.91       74.25
299                  681        251,640,837.88        33.83         3.000      730     369,517    72.63      67.06       67.17
300                   16          6,610,750.00         0.89         2.862      739     413,172    74.47      68.83       81.73
                   -----       ---------------       ------         -----      ---     -------    -----      -----       -----
TOTAL:             2,125       $743,732,495.45       100.00%        3.053%     730     349,992    71.20%     66.08%      70.91%
                   -----       ---------------       ------         -----      ---     -------    -----      -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

   RANGE OF                                                                 WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
ORIGINAL LOAN-                     AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
   TO-VALUE       NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
  RATIOS (%)    MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
0.01 to 10.00          10      $  1,190,205.89     0.16%             3.183%   717      119,021     7.87%      7.87%      62.45%
10.01 to 20.00         37         6,449,671.52     0.87              3.086    741      174,315    17.45      17.45       31.42
20.01 to 30.00         70        17,270,875.28     2.32              3.057    747      246,727    25.62      25.62       33.39
30.01 to 40.00        104        25,847,135.86     3.48              3.109    750      248,530    35.67      35.67       30.65
40.01 to 50.00        197        63,764,121.02     8.57              3.036    727      323,676    46.37      46.37       54.66
50.01 to 60.00        168        60,653,507.27     8.16              3.114    742      361,033    55.65      55.61       62.95
60.01 to 70.00        292       140,415,799.89    18.88              3.029    726      480,876    66.58      66.21       76.79
70.01 to 75.00        254       100,441,202.23    13.51              3.064    725      395,438    74.04      73.64       85.36
75.01 to 80.00        623       189,693,650.54    25.51              3.070    727      304,484    79.44      79.21       79.20
80.01 to 85.00         28        10,022,638.17     1.35              2.947    733      357,951    82.87      72.30       81.76
85.01 to 90.00         64        18,396,278.74     2.47              3.016    735      287,442    88.54      74.73       72.51
90.01 to 95.00         68        19,197,283.19     2.58              3.051    732      282,313    93.91      84.77       93.64
95.01 to 100.00       210        90,390,125.85    12.15              3.013    729      430,429    99.78      65.11       60.40
                    -----      ---------------   ------              -----    ---      -------    -----      -----       -----
TOTAL:              2,125      $743,732,495.45   100.00%             3.053%   730      349,992    71.20%     66.08%      70.91%
                    -----      ---------------   ------              -----    ---      -------    -----      -----       -----

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION


                                                          AGGREGATE       % OF AGGREGATE    WEIGHTED
RANGE OF EFFECTIVE LOAN-TO-VALUE       NUMBER OF      PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
   RATIOS AT ORIGINATION (%)        MORTGAGE LOANS      OUTSTANDING        OUTSTANDING       COUPON
----------------------------------------------------------------------------------------------------
0.01 to 10.00                             10          $  1,190,205.89        0.16%           3.183%
10.01 to 20.00                            37             6,449,671.52        0.87            3.086
20.01 to 30.00                            70            17,270,875.28        2.32            3.057
30.01 to 40.00                           105            27,522,135.86        3.70            3.087
40.01 to 50.00                           267            88,062,889.62       11.84            3.010
50.01 to 60.00                           172            67,924,206.27        9.13            3.107
60.01 to 70.00                           488           226,858,540.25       30.50            3.021
70.01 to 75.00                           249            96,603,126.64       12.99            3.076
75.01 to 80.00                           617           187,735,046.54       25.24            3.070
80.01 to 85.00                            15             3,549,530.17        0.48            3.124
85.01 to 90.00                            41             8,678,732.22        1.17            3.067
90.01 to 95.00                            54            11,887,535.19        1.60            3.098
                                       -----          ---------------      ------            -----
TOTAL:                                 2,125          $743,732,495.45      100.00%           3.053%
                                       -----          ---------------      ------            -----
                                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                                     AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
RANGE OF EFFECTIVE LOAN-TO-VALUE     CREDIT     BALANCE    ORIGINAL  EFFECTIVE     FULL
   RATIOS AT ORIGINATION (%)         SCORE    OUTSTANDING     LTV       LTV     DOCUMENTATION
---------------------------------------------------------------------------------------------
0.01 to 10.00                         717       119,021       7.87%      7.87%     62.45%
10.01 to 20.00                        741       174,315      17.45      17.45      31.42
20.01 to 30.00                        747       246,727      25.62      25.62      33.39
30.01 to 40.00                        741       262,116      39.49      35.93      34.87
40.01 to 50.00                        726       329,824      58.86      47.34      61.15
50.01 to 60.00                        741       394,908      59.62      55.86      66.50
60.01 to 70.00                        732       464,874      78.51      67.76      68.18
70.01 to 75.00                        724       387,964      74.05      74.05      85.81
75.01 to 80.00                        727       304,271      79.43      79.43      79.23
80.01 to 85.00                        705       236,635      83.08      83.08     100.00
85.01 to 90.00                        726       211,676      89.25      89.25      97.98
90.01 to 95.00                        710       220,140      94.54      94.54     100.00
                                      ---       -------      -----      -----      -----
TOTAL:                                730       349,992      71.20%     66.08%     70.91%
                                      ---       -------      -----      -----      -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

CREDIT SCORES

                                                                            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                                   AGGREGATE      % OF AGGREGATE   WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
   RANGE OF       NUMBER OF    PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
CREDIT SCORES   MORTGAGE LOANS    OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Not Available           6       $  3,241,611.42       0.44%          3.033%     0     540,269      65.30%   65.30%     100.00%
551 to 575              3            391,552.00       0.05           3.320    570     130,517      49.54    49.54      100.00
576 to 600              8          4,778,950.00       0.64           3.545    592     597,369      83.46    70.14      100.00
601 to 625             32         16,490,782.39       2.22           3.006    612     515,337      74.95    58.34      100.00
626 to 650             57         22,688,827.89       3.05           3.061    640     398,050      70.81    67.53      100.00
651 to 675            145         55,014,081.37       7.40           3.091    666     379,407      73.47    70.57       99.73
676 to 700            282         99,175,629.93      13.33           3.085    688     351,687      72.76    68.61       86.91
701 to 725            328        114,505,287.38      15.40           3.090    713     349,101      70.10    65.78       75.95
726 to 750            361        124,688,301.02      16.77           3.054    737     345,397      72.02    67.54       68.18
751 to 775            464        166,847,723.36      22.43           3.013    763     359,586      69.87    64.81       58.94
776 to 800            364        115,582,232.65      15.54           3.022    786     317,534      70.27    63.86       51.33
801 to 825             75         20,327,516.04       2.73           3.015    808     271,034      70.62    61.56       44.81
                    -----       ---------------     ------           -----    ---     -------      -----    -----       -----
TOTAL:              2,125       $743,732,495.45     100.00%          3.053%   730     349,992      71.20%   66.08%      70.91%
                    -----       ---------------     ------           -----    ---     -------      -----    -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA

                                                                            WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                                  AGGREGATE      % OF AGGREGATE    WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE      PERCENT
GEOGRAPHIC       NUMBER OF     PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
   AREA        MORTGAGE LOANS     OUTSTANDING       OUTSTANDING     COUPON    SCORE  OUTSTANDING    LTV       LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Alabama               26       $  5,642,067.36          0.76%       3.023%      741      217,003   75.02%      72.42%    54.52%
Alaska                 5            997,028.68          0.13        2.908       767      199,406   73.68       67.59      0.00
Arizona               62         19,235,162.00          2.59        3.099       735      310,245   74.12       69.10     79.58
Arkansas              18          3,751,544.74          0.50        3.020       733      208,419   72.68       64.82     48.76
California           266        137,731,301.96         18.52        3.148       728      517,787   68.30       64.36     81.08
Colorado              77         35,836,177.36          4.82        3.031       731      465,405   72.23       66.62     81.81
Connecticut           25         13,086,128.80          1.76        3.029       728      523,445   59.65       59.65     65.45
Delaware              10          2,856,629.75          0.38        3.102       749      285,663   68.02       62.37     37.13
District of
   Columbia            3          2,952,588.64          0.40        3.379       702      984,196   62.16       62.16    100.00
Florida              252         80,032,005.43         10.76        3.009       729      317,587   74.92       67.61     67.20
Georgia              103         26,702,357.60          3.59        3.021       739      259,246   79.37       74.67     78.62
Hawaii                 9          3,855,930.86          0.52        3.033       751      428,437   76.43       66.53     56.60
Idaho                  5            546,540.64          0.07        3.222       742      109,308   77.48       77.48    100.00
Illinois              77         25,738,990.64          3.46        3.037       735      334,273   70.74       68.36     60.34
Indiana               21          4,979,122.41          0.67        3.043       731      237,101   74.71       71.29     46.63
Iowa                   8          1,409,453.44          0.19        2.884       741      176,182   77.92       69.49     64.95
Kansas                18          3,743,727.03          0.50        3.096       735      207,985   78.83       74.29     62.86
Kentucky              18          2,317,518.97          0.31        3.096       725      128,751   75.90       74.15     74.56
Louisiana             14          2,297,103.53          0.31        2.936       734      164,079   71.66       68.20     41.82
Maine                  7          1,783,951.08          0.24        3.160       741      254,850   74.43       74.43     80.57
Maryland              46         16,141,003.40          2.17        3.142       738      350,891   69.99       67.88     80.84
Massachusetts         53         28,613,836.14          3.85        3.061       725      539,884   65.22       58.97     67.95
Michigan              71         15,934,256.13          2.14        3.036       727      224,426   74.23       69.25     66.62
Minnesota             27          9,349,049.71          1.26        2.975       720      346,261   68.76       68.52     80.66
Mississippi            7          1,264,570.00          0.17        3.112       719      180,653   74.37       74.37     33.02
Missouri              31          9,528,640.57          1.28        2.952       743      307,376   83.70       72.67     76.87
Montana                4            634,975.00          0.09        2.912       762      158,744   68.96       68.96     49.50
Nebraska               3            446,350.00          0.06        3.141       713      148,783   85.39       73.76     59.70
Nevada                62         23,786,048.50          3.20        2.985       722      383,646   75.17       69.45     73.69
New Hampshire          8          2,016,707.87          0.27        3.121       731      252,088   56.49       56.49     50.33
New Jersey            93         38,129,076.68          5.13        2.980       704      409,990   66.80       59.27     68.63
New Mexico             4          1,476,835.18          0.20        3.204       743      369,209   85.56       65.91     40.63
New York             118         54,372,722.01          7.31        2.994       728      460,786   61.89       58.32     62.99
North Carolina        50         11,388,890.46          1.53        3.056       750      227,778   74.75       64.17     83.75
North Dakota           2            196,013.00          0.03        3.072       794       98,007   89.67       89.67    100.00
Ohio                  37          9,481,233.85          1.27        3.074       753      256,250   76.49       71.65     31.53
Oklahoma              15          3,283,342.19          0.44        3.174       742      218,889   71.84       68.87     56.79
Oregon                17          5,243,224.39          0.70        2.924       742      308,425   76.70       71.03     57.14

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA
(CONT'D.)

                                   AGGREGATE     % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE         BALANCE        AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
GEOGRAPHIC AREA  MORTGAGE LOANS   OUTSTANDING     OUTSTANDING      COUPON     SCORE  OUTSTANDING     LTV       LTV     DOCUMENTATION
---------------  --------------   -----------     -----------      ------     -----  -----------     ---       ---     -------------
Pennsylvania            50        13,954,967.44       1.88          3.070      740     279,099      59.93     56.99       41.46
Rhode Island             6         1,085,875.76       0.15          3.362      733     180,979      70.80     69.37       84.64
South Carolina          36        10,163,778.61       1.37          3.008      743     282,327      74.75     67.24       64.05
South Dakota             5         1,186,539.99       0.16          3.108      727     237,308      63.53     55.48       90.46
Tennessee               33         7,776,755.98       1.05          3.078      744     235,659      74.15     70.98       74.82
Texas                  123        37,582,498.52       5.05          2.996      727     305,549      77.12     68.86       61.76
Utah                    16         6,362,455.99       0.86          3.054      753     397,653      81.98     68.88       81.91
Vermont                  2           633,750.00       0.09          2.979      740     316,875      86.99     70.00       43.35
Virginia               118        36,575,529.64       4.92          3.027      729     309,962      73.53     71.78       80.59
Virgin Islands           6         3,284,175.98       0.44          3.031      729     547,363      67.14     67.14       75.39
Washington              33        10,384,821.11       1.40          3.224      715     314,692      73.91     72.60       86.12
West Virginia            7           718,275.43       0.10          2.874      750     102,611      76.16     71.68       68.54
Wisconsin               13         3,091,728.00       0.42          3.157      759     237,825      65.50     65.50       48.65
Wyoming                  5         4,149,237.00       0.56          3.044      731     829,847      91.48     58.50       73.70
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%      70.91%
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----

OCCUPANCY TYPE

                                   AGGREGATE     % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE         BALANCE        AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE   MORTGAGE LOANS   OUTSTANDING     OUTSTANDING      COUPON     SCORE  OUTSTANDING     LTV       LTV     DOCUMENTATION
--------------   --------------   -----------     -----------      ------     -----  -----------     ---       ---     -------------
Primary              1,720      $613,936,702.63      82.55%         3.060%     729     356,940      70.80%    67.43%      71.64%
Second Home            273        99,800,559.26      13.42          3.040      737     365,570      72.73     63.38       64.93
Investment             132        29,995,233.56       4.03          2.966      716     227,237      74.39     47.46       75.96
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%      70.91%
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus
Supplement.                                                                   31

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

PROPERTY TYPE

                                   AGGREGATE     % OF AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL     WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE          BALANCE      AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE      FULL
PROPERTY TYPE    MORTGAGE LOANS   OUTSTANDING     OUTSTANDING     COUPON     SCORE  OUTSTANDING      LTV       LTV     DOCUMENTATION
-------------    --------------   -----------     -----------     ------     -----  -----------      ---       ---     -------------
Single Family        1,299      $449,879,760.58      60.49%        3.070%     730     346,328       68.83%    65.32%      69.82%
De Minimis PUD         462       185,052,527.88      24.88         3.017      734     400,547       76.48     69.73       71.40
Planned Unit
  Development           51        12,035,265.00       1.62         3.031      743     235,986       81.62     71.01       65.04
Condominium            248        71,815,570.31       9.66         3.022      723     289,579       73.39     62.88       74.56
Cooperative             31        13,679,655.10       1.84         3.074      721     441,279       56.42     55.91       86.28
Two- to Four-
  Family                34        11,269,716.58       1.52         3.186      716     331,462       71.78     64.17       70.97
                     -----      ---------------     ------         -----      ---     -------       -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%        3.053%     730     349,992       71.20%    66.08%      70.91%
                     -----      ---------------     ------         -----      ---     -------       -----     -----       -----

LOAN PURPOSE

                                   AGGREGATE     % OF AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL     WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE          BALANCE      AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE      FULL
LOAN PURPOSE     MORTGAGE LOANS   OUTSTANDING     OUTSTANDING     COUPON     SCORE  OUTSTANDING      LTV       LTV     DOCUMENTATION
------------     --------------   -----------     -----------     ------     -----  -----------      ---       ---     -------------
Purchase               818      $330,387,715.27      44.42%        3.010%     735     403,897       79.39%    70.31%      74.71%
Refinance
  (No Cash-out)        560       160,474,551.46      21.58         3.055      724     286,562       63.00     62.38       64.45
Refinance
  (Cash-out)           747       252,870,228.72      34.00         3.109      728     338,514       65.70     62.91       70.06
                     -----      ---------------     ------         -----      ---     -------       -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%        3.053%     730     349,992       71.20%    66.08%      70.91%
                     -----      ---------------     ------         -----      ---     -------       -----     -----       -----

LOAN DOCUMENTATION

                                   AGGREGATE     % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
    LOAN            NUMBER OF       BALANCE          BALANCE       AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
DOCUMENTATION    MORTGAGE LOANS   OUTSTANDING     OUTSTANDING      COUPON     SCORE  OUTSTANDING     LTV       LTV     DOCUMENTATION
-------------    --------------   -----------     -----------      ------     -----  -----------     ---       ---     -------------
Full
  Documentation      1,378      $527,402,858.00      70.91%         3.066%     719     382,731      73.43%    68.73%     100.00%
Alternative
  Documentation        279        85,606,969.69      11.51          3.027      743     306,835      74.89     67.64        0.00
Stated
  Documentation        124        37,741,136.88       5.07          3.005      755     304,364      66.66     61.18        0.00
No Income/No
  Ratio
  Documentation        344        92,981,530.88      12.50          3.027      770     270,295      56.99     51.64        0.00
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%      70.91%
                     -----      ---------------     ------          -----      ---     -------      -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus
Supplement.                                                                   32

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

CHANNEL

                                   AGGREGATE     % OF AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL     WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE          BALANCE      AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE      FULL
CHANNEL          MORTGAGE LOANS   OUTSTANDING     OUTSTANDING     COUPON     SCORE  OUTSTANDING      LTV       LTV     DOCUMENTATION
-------          --------------   -----------     -----------     ------     -----  -----------      ---       ---     -------------
Retail               1,675      $597,718,937.28      80.37%        2.997%     730     356,847       71.21%    64.94%      64.92%
Correspondent          384       112,380,206.52      15.11         3.334      727     292,657       70.56     70.56       94.08
Broker                  66        33,633,351.65       4.52         3.123      731     509,596       73.25     71.46      100.00
                     -----      ---------------     ------         -----      ---     -------       -----     -----      ------
TOTAL:               2,125      $743,732,495.45     100.00%        3.053%     730     349,992       71.20%    66.08%      70.91%
                     -----      ---------------     ------         -----      ---     -------       -----     -----      ------

MARGINS

                                   AGGREGATE     % OF AGGREGATE            WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL     WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE   AVERAGE     PERCENT
                    NUMBER OF       BALANCE          BALANCE      AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE      FULL
MARGINS (%)      MORTGAGE LOANS   OUTSTANDING     OUTSTANDING     COUPON     SCORE  OUTSTANDING      LTV       LTV     DOCUMENTATION
-----------      --------------   -----------     -----------     ------     -----  -----------      ---       ---     -------------
0.500                    1      $  2,000,000.00       0.27%        4.250%     596   2,000,000      100.00%    70.00%     100.00%
0.875                    2         1,140,000.00       0.15         2.000      744     570,000       80.00     80.00      100.00
1.000                    3         1,309,299.99       0.18         2.125      715     436,433       74.57     68.86       69.50
1.125                    2           669,000.00       0.09         2.284      718     334,500       86.56     72.00       73.09
1.210                    1           164,723.92       0.02         3.500      730     164,724       80.00     80.00       00.00
1.250                    6         4,094,162.12       0.55         2.375      755     682,360       75.91     69.43       87.70
1.375                   18         7,936,401.25       1.07         2.577      754     440,911       86.37     71.17       54.71
1.500                  155        61,421,461.16       8.26         2.628      742     396,267       70.50     65.10       67.46
1.625                  301       103,090,905.17      13.86         2.788      733     342,495       73.90     65.91       66.32
1.750                   51        17,018,341.45       2.29         2.895      728     333,693       72.30     70.21       76.63
1.875                  351       131,256,288.41      17.65         3.005      725     373,950       68.21     64.31       71.84
2.000                  922       319,714,757.52      42.99         3.160      731     346,762       71.42     65.55       65.71
2.125                   91        37,162,543.07       5.00         3.274      731     408,380       70.08     70.08       99.65
2.250                  100        29,558,675.36       3.97         3.442      718     295,587       71.52     71.52      100.00
2.375                  109        22,474,743.76       3.02         3.595      724     206,190       66.22     66.22       74.54
2.500                    6         3,098,896.25       0.42         3.728      682     516,483       64.67     64.67      100.00
2.625                    2           642,000.00       0.09         3.875      719     321,000       78.34     78.34       43.93
2.750                    2           698,796.02       0.09         3.907      696     349,398       77.83     77.83      100.00
2.875                    2           281,500.00       0.04         4.125      794     140,750       70.21     70.21       37.19
-----                -----      ---------------     ------         -----      ---     -------       -----     -----       -----
TOTAL:               2,125      $743,732,495.45     100.00%        3.053%     730     349,992       71.20%    66.08%      70.91%
-----                -----      ---------------     ------         -----      ---     -------       -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus
Supplement.                                                                   33

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP I MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                   AGGREGATE     % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
MAXIMUM                            PRINCIPAL       PRINCIPAL      WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE     PERCENT
MORTGAGE            NUMBER OF       BALANCE          BALANCE       AVERAGE   CREDIT    BALANCE    ORIGINAL  EFFECTIVE      FULL
RATE(%)          MORTGAGE LOANS   OUTSTANDING     OUTSTANDING      COUPON     SCORE  OUTSTANDING     LTV       LTV     DOCUMENTATION
--------         --------------   -----------     -----------      ------     -----  -----------     ---       ---     -------------
12.000               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%       70.91%
                     -----      ---------------     ------          ------     ---     -------      -----     ------       -----
TOTAL:               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%       70.91%
                     -----      ---------------     ------          ------     ---     -------      -----     ------       -----

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE     % OF AGGREGATE             WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                                   PRINCIPAL       PRINCIPAL      WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
   NEXT RATE       NUMBER OF        BALANCE         BALANCE       AVERAGE    CREDIT    BALANCE   ORIGINAL  EFFECTIVE       FULL
ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING     OUTSTANDING      COUPON     SCORE  OUTSTANDING    LTV        LTV     DOCUMENTATION
---------------  --------------   -----------     -----------      ------     -----  -----------     ---       ---     -------------
June 2004              652      $258,223,131.67      34.72%         2.927%     731     396,048      69.40%    65.11%       75.58%
July 2004               88        22,152,375.99       2.98          3.149      740     251,732      70.77     60.44        63.24
August 2004            274        86,939,811.66      11.69          3.225      730     317,299      67.45     64.22        66.99
September 2004         594       188,332,399.10      25.32          3.129      726     317,058      73.53     68.89        74.02
October 2004           486       174,830,085.41      23.51          3.067      731     359,733      73.01     66.31        63.74
November 2004           31        13,254,691.62       1.78          2.968      737     427,571      74.54     63.68        69.03
                     -----      ---------------     ------          -----      ---     -------      -----     -----        -----
TOTAL:               2,125      $743,732,495.45     100.00%         3.053%     730     349,992      71.20%    66.08%       70.91%
                     -----      ---------------     ------          -----      ---     -------      -----     -----        -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus
Supplement.                                                                   34

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

Total Current Balance           $166,631,228.69
Total Number of Loans                       498

                             AVERAGE OR
                              WEIGHTED
                            AVERAGE (1)        MINIMUM            MAXIMUM
                            ------------       -------            -------
Current Balance             $334,600.86       $23,900.00       $2,000,000.00
Original Balance            $335,709.86       $23,900.00       $2,000,000.00

Loan Rate                         3.120%           2.375%              4.125%
Servicing Fee                     0.250%           0.250%              0.250%
Net Loan Rate                     2.870%           2.125%              3.875%

Gross Margin                      1.943%           1.125%              2.875%
Maximum Loan Rate                12.000%          12.000%             12.000%

Original LTV                      70.18%            7.78%             100.00%
Effective LTV                     65.34%            7.78%              95.00%

Credit Score                        733              573                 823

Original Term (mos)                 300              300                 300
Remaining Term (mos)                298              284                 300
Seasoning (mos)                       2                0                  16

Next Rate Reset                       4                1                   6
Rate Adj Freq                         6                6                   6
First Rate Adj Freq (2)               6                6                   6

IO Original Term                    120              120                 120
IO Remaining Term                   118              104                 120

Top State
 Concentrations ($)               CA(13.30%),FL(9.77%),CT(4.83%),NV(4.73%),TX(4.62%)

First Pay Date                                  02/01/03            06/01/04
Rate Change Date                                06/01/04            11/01/04
Maturity Date                                   01/01/28            05/01/29

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus
Supplement.                                                                   35

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

INDEX

                                                                              WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                       NUMBER OF     AGGREGATE      % OF AGGREGATE   WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                       MORTGAGE  PRINCIPAL BALANCE PRINCIPAL BALANCE  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE      FULL
INDEX                   LOANS       OUTSTANDING       OUTSTANDING     COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
---------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------------
Six-Month LIBOR           498    $  166,631,228.69       100.00%       3.120%   733      334,601    70.18%    65.34%      67.46%
                          ---    -----------------       ------        -----    ---      -------    -----     -----       -----
TOTAL:                    498    $  166,631,228.69       100.00%       3.120%   733      334,601    70.18%    65.34%      67.46%
                          ---    -----------------       ------        -----    ---      -------    -----     -----       -----

PRINCIPAL BALANCES

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
RANGE OF                     MORTGAGE      BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
PRINCIPAL BALANCES ($)        LOANS      OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
          0.01 to 100,000.00     67    $  4,844,906.50      2.91%    3.138%    740       72,312   57.86%    52.70%      46.15%
    100,000.01 to 200,000.00    156      23,097,426.52     13.86     3.192     734      148,060   70.95     68.22       66.94
    200,000.01 to 300,000.00     85      20,785,174.99     12.47     3.145     730      244,531   73.42     70.15       76.75
    300,000.01 to 400,000.00     63      22,122,192.36     13.28     3.093     733      351,146   73.27     67.46       73.40
    400,000.01 to 500,000.00     38      17,194,207.15     10.32     3.132     730      452,479   75.46     69.90       70.28
    500,000.01 to 600,000.00     24      13,241,777.79      7.95     3.095     730      551,741   72.39     65.09       71.36
    600,000.01 to 700,000.00     14       9,223,539.45      5.54     3.116     727      658,824   69.80     60.89       49.93
    700,000.01 to 800,000.00     10       7,541,335.07      4.53     3.072     738      754,134   69.06     68.60       19.97
    800,000.01 to 900,000.00      9       7,685,550.00      4.61     3.084     741      853,950   63.38     57.66       44.28
  900,000.01 to 1,000,000.00      9       8,721,499.00      5.23     3.149     754      969,055   57.51     54.36       10.57
1,000,000.01 to 1,100,000.00      3       3,130,734.00      1.88      3.13     718    1,043,578   73.70     73.70      100.00
1,100,000.01 to 1,200,000.00      4       4,656,730.00      2.79     3.094     696    1,164,183   69.76     69.76      100.00
1,200,000.01 to 1,300,000.00      5       6,341,523.21      3.81     3.051     772    1,268,305   65.04     65.04      100.00
1,300,000.01 to 1,400,000.00      3       4,056,180.45      2.43      3.04     754    1,352,060   62.15     62.15      100.00
1,400,000.01 to 1,500,000.00      2       2,925,000.00      1.76     2.804     765    1,462,500  100.00     70.00      100.00
1,500,000.01 to 2,000,000.00      6      11,063,452.20      6.64     3.184     710    1,843,909   63.84     56.16       85.39
                                ---    ---------------    ------     -----     ---    ---------  ------     -----      ------
                      TOTAL:    498    $166,631,228.69    100.00%    3.120%    733      334,601   70.18%    65.34%      67.46%
                                ---    ---------------    ------     -----     ---    ---------  ------     -----      ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
RANGE OF CURRENT MORTGAGE    MORTGAGE      BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
RATES (%)                      LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
-------------------------    --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
2.251 to 2.500                    7    $  3,413,957.47     2.05%     2.490%   734      487,708    89.26%    69.92%      77.99%
2.501 to 2.750                   61      19,444,666.61    11.67       2.75    748      318,765    74.25     66.55       53.45
2.751 to 3.000                   54      20,320,255.00    12.19      2.906    737      376,301    69.35     65.71       58.12
3.001 to 3.250                  288     100,353,450.71    60.22      3.174    731      348,449    68.97     63.82       64.96
3.251 to 3.500                   60      17,604,901.59    10.57      3.425    729      293,415    69.22     69.22      100.00
3.501 to 3.750                   27       5,349,997.31     3.21      3.647    726      198,148    71.96     71.96       86.17
4.001 to 4.250                    1         144,000.00     0.09      4.125    712      144,000    80.00     80.00      100.00
                                ---    ---------------   ------      -----    ---      -------    -----     -----      ------
        TOTAL:                  498    $166,631,228.69   100.00%     3.120%   733      334,601    70.18%    65.34%      67.46%
                                ---    ---------------   ------      -----    ---      -------    -----     -----      ------

REMAINING TERM

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                             MORTGAGE      BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
REMAINING TERM (MONTHS)        LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
284                                1   $    164,029.50      0.10%    2.875%    806     164,030     79.66%   79.66%       0.00%
286                                1        226,296.00      0.14     2.750     785     226,296    100.00    70.00        0.00
287                                1        577,873.56      0.35     3.125     650     577,874     64.34    64.34      100.00
288                                3      1,217,188.52      0.73     2.990     753     405,730     24.63    22.62        0.00
291                                1        337,002.13      0.20     3.250     637     337,002     67.77    67.77      100.00
292                                3      1,536,864.58      0.92     3.293     712     512,288     73.98    53.81       59.66
293                                3        990,232.81      0.59     3.134     726     330,078     93.75    69.60      100.00
294                                3        670,988.49      0.40     3.076     727     223,663     89.10    53.12       86.99
295                               15      6,020,863.02      3.61     3.186     729     401,391     58.38    56.68       25.74
296                               28      5,120,703.61      3.07     3.174     750     182,882     66.97    60.54       53.89
297                               79     23,250,995.67     13.95     3.185     736     294,316     70.11    66.60       74.62
298                              222     75,102,916.21     45.07     3.150     732     338,301     70.02    66.62       69.50
299                              135     50,718,707.59     30.44     3.037     735     375,694     72.07    65.76       67.93
300                                3        696,567.00      0.42     2.845     716     232,189     90.69    64.79      100.00
                                 ---   ---------------    ------     -----     ---     -------    ------    -----      ------
TOTAL:                           498   $166,631,228.69    100.00%    3.120%    733     334,601     70.18%   65.34%      67.46%
                                 ---   ---------------    ------     -----     ---     -------    ------    -----      ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF ORIGINAL            NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
LOAN-TO-VALUE                 MORTGAGE     BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
RATIOS (%)                     LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
  0.01 to 10.00                   2    $  1,000,000.00     0.60%    3.238%     770      500,000     8.49%    8.49%       0.00%
 10.01 to 20.00                   6       1,473,641.00     0.88     3.119      723      245,607    13.13    13.13        4.89
 20.01 to 30.00                  13       3,649,781.08     2.19     3.020      752      280,752    25.70    25.70        1.59
 30.01 to 40.00                  25       7,620,498.44     4.57     3.165      734      304,820    37.86    37.86       75.76
 40.01 to 50.00                  50      13,685,236.91     8.21     3.114      747      273,705    46.50    46.50       55.14
 50.01 to 60.00                  45      18,053,080.00    10.83     3.140      745      401,180    55.46    55.46       44.65
 60.01 to 70.00                  61      23,815,009.95    14.29     3.180      705      390,410    65.96    65.26       81.21
 70.01 to 75.00                  60      26,491,867.54    15.90     3.133      745      441,531    73.51    73.18       82.28
 75.01 to 80.00                 154      42,717,705.44    25.64     3.150      729      277,388    79.52    79.03       74.64
 80.01 to 85.00                   3         447,252.17     0.27     3.043      721      149,084    81.69    57.66      100.00
 85.01 to 90.00                  11       2,472,550.20     1.48     3.016      702      224,777    89.06    83.83      100.00
 90.01 to 95.00                  17       4,723,772.05     2.83     3.030      739      277,869    93.20    78.95       61.17
95.01 to 100.00                  51      20,480,833.91    12.29     2.991      739      401,585    99.34    66.65       58.94
                                ---    ---------------   ------     -----      ---      -------    -----    -----      ------
         TOTAL:                 498    $166,631,228.69   100.00%    3.120%     733      334,601    70.18%   65.34%      67.46%
                                ---    ---------------   ------     -----      ---      -------    -----    -----      ------

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF EFFECTIVE           NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
LOAN-TO-VALUE                 MORTGAGE     BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
RATIOS AT ORIGINATION (%)      LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
 0.01 to 10.00                   2     $  1,000,000.00      0.60%    3.238%    770     500,000      8.49%    8.49%       0.00%
10.01 to 20.00                   6        1,473,641.00      0.88     3.119     723     245,607     13.13    13.13        4.89
20.01 to 30.00                  13        3,649,781.08      2.19     3.020     752     280,752     25.70    25.70        1.59
30.01 to 40.00                  25        7,620,498.44      4.57     3.165     734     304,820     37.86    37.86       75.76
40.01 to 50.00                  68       18,394,459.85     11.04     3.118     744     270,507     58.94    47.40       60.44
50.01 to 60.00                  46       19,663,080.00     11.80     3.149     733     427,458     56.65    55.83       49.18
60.01 to 70.00                 107       44,489,666.94     26.70     3.073     728     415,791     80.83    67.84       67.30
70.01 to 75.00                  58       25,491,867.54     15.30     3.132     745     439,515     73.50    73.50       84.53
75.01 to 80.00                 152       40,660,861.27     24.40     3.153     727     267,506     79.49    79.49       73.90
80.01 to 85.00                   1          106,453.00      0.06     2.750     648     106,453     82.20    82.20      100.00
85.01 to 90.00                   9        1,958,200.20      1.18     3.061     704     217,578     88.81    88.81      100.00
90.01 to 95.00                  11        2,122,719.37      1.27     3.129     715     192,974     94.93    94.93      100.00
                               ---     ---------------    ------     -----     ---     -------     -----    -----      ------
        TOTAL:                 498     $166,631,228.69    100.00%    3.120%    733     334,601     70.18%   65.34%      67.46%
                               ---     ---------------    ------     -----     ---     -------     -----    -----      ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

CREDIT SCORES

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
RANGE OF CREDIT SCORES         LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
 Not Available                    2    $    436,014.50      0.26%    3.250%     0       218,007    79.08%   79.08%       77.06%
    551 to 575                    1          91,800.00      0.06     3.250    573        91,800    46.00    46.00       100.00
    576 to 600                    1       1,610,000.00      0.97     3.250    596     1,610,000    70.00    60.00       100.00
    601 to 625                    7       1,273,765.75      0.76     3.090    616       181,967    86.94    72.41       100.00
    626 to 650                   23       6,851,897.63      4.11     3.141    642       297,909    70.95    70.88       100.00
    651 to 675                   25       9,699,461.56      5.82     3.145    665       387,978    60.82    59.15       100.00
    676 to 700                   72      22,940,704.32     13.77     3.175    689       318,621    75.51    71.07        93.71
    701 to 725                   75      26,657,725.83     16.00     3.149    716       355,436    70.73    65.39        61.01
    726 to 750                   80      26,037,263.41     15.63     3.090    739       325,466    74.14    67.60        61.46
    751 to 775                   95      35,335,124.38     21.21     3.121    764       371,949    66.93    62.59        59.85
    776 to 800                  103      32,243,140.41     19.35     3.055    786       313,040    67.95    62.48        51.43
    801 to 825                   14       3,454,330.90      2.07     3.193    810       246,738    72.87    69.78        30.46
                                ---    ---------------    ------     -----    ---     ---------    -----    -----       ------
        TOTAL:                  498    $166,631,228.69    100.00%    3.120%   733       334,601    70.18%   65.34%       67.46%
                                ---    ---------------    ------     -----    ---     ---------    -----    -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

GEOGRAPHIC AREA

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE  CREDIT     BALANCE   ORIGINAL EFFECTIVE     FULL
GEOGRAPHIC AREA                LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV      LTV     DOCUMENTATION
----------------------       --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Alabama                         11     $  2,482,135.49     1.49%    3.306%    710      225,649     78.35%   71.74%      83.71%
Arizona                         15        5,790,635.26     3.48     3.140     731      386,042     69.97    64.84       49.60
California                      50       22,155,319.25    13.30     3.273     722      443,106     65.24    61.32       83.76
Colorado                        20        6,791,434.89     4.08     3.126     742      339,572     64.59    62.21       59.62
Connecticut                      9        8,049,516.00     4.83     3.081     731      894,391     74.49    68.22      100.00
Delaware                         3        2,692,000.00     1.62     3.218     693      897,333     44.08    44.08       81.45
District of Columbia             2        1,226,639.45     0.74     3.250     688      613,320     71.44    46.17       49.46
Florida                         60       16,279,118.06     9.77     3.129     727      271,319     68.32    63.68       63.99
Georgia                         26        5,772,962.19     3.46     3.106     736      222,037     77.70    70.33       68.62
Hawaii                           2        1,436,950.44     0.86     2.756     789      718,475     54.06    54.06       95.50
Illinois                        17        4,940,055.06     2.96     3.105     749      290,591     65.45    62.58       51.72
Indiana                          3          649,097.87     0.39     2.984     722      216,366     82.60    82.60      100.00
Iowa                             2          273,115.12     0.16     3.449     731      136,558     75.61    75.61      100.00
Kansas                           6        1,254,311.25     0.75     3.007     736      209,052     54.72    54.72       88.04
Kentucky                         9        2,096,296.60     1.26     2.919     729      232,922     74.64    74.64       76.95
Louisiana                        3          332,435.06     0.20     3.125     709      110,812     66.51    66.51       80.50
Maryland                        12        3,463,552.18     2.08     3.174     754      288,629     67.00    67.00       51.44
Massachusetts                    9        4,447,909.14     2.67     3.186     757      494,212     58.17    58.17       70.99
Michigan                        16        3,863,930.57     2.32     3.082     726      241,496     74.52    70.70       58.66
Minnesota                       16        3,854,711.47     2.31     3.319     731      240,919     72.48    69.40       60.41
Mississippi                      2          326,687.32     0.20     3.330     762      163,344     73.25    73.25       64.19
Missouri                         7        1,727,634.17     1.04     3.335     745      246,805     64.66    64.66       28.12
Montana                          1          234,811.98     0.14     3.125     763      234,812     79.66    79.66        0.00
Nebraska                         1          100,000.00     0.06     3.625     747      100,000     78.74    78.74      100.00
Nevada                          16        7,876,453.13     4.73     3.079     750      492,278     67.26    64.51       49.99
New Jersey                      15        5,717,178.11     3.43     3.076     749      381,145     71.99    67.47       66.41
New Mexico                       2          180,057.80     0.11     3.019     709       90,029     53.00    53.00       53.86
New York                        19        6,837,739.50     4.10     3.006     731      359,881     60.70    54.61       58.85
North Carolina                  13        3,207,918.22     1.93     3.097     733      246,763     77.31    63.11       59.15
Ohio                            21        4,626,168.79     2.78     2.951     739      220,294     76.75    72.53       36.31
Oklahoma                         5          931,075.54     0.56     3.138     736      186,215     77.24    77.24       49.81
Oregon                           2          540,700.00     0.32     3.068     716      270,350     78.98    78.98      100.00
Pennsylvania                    11        4,820,073.72     2.89     2.841     742      438,189     74.57    64.41       62.11
Rhode Island                     6        1,387,195.83     0.83     3.347     708      231,199     76.29    76.29      100.00
South Carolina                  14        4,720,946.65     2.83     3.026     734      337,210     81.24    65.73       48.94
Tennessee                        8        4,108,917.43     2.47     3.087     760      513,615     86.87    73.43       69.85
Texas                           23        7,698,341.04     4.62     3.083     733      334,710     73.91    68.53       66.92
Utah                             4        1,568,200.00     0.94     3.075     680      392,050     77.98    77.98      100.00

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                             GROUP II MORTGAGE LOANS
GEOGRAPHIC AREA
(CONT'D.)

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
GEOGRAPHIC AREA                LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
---------------              --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Vermont                           1         374,100.00     0.22     3.250     692      374,100    100.00    70.00      100.00
Virginia                         16       4,587,440.75     2.75     3.156     708      286,715     72.44    72.44       93.80
Virgin Islands                    3       1,495,207.49     0.90     2.916     732      498,402     69.30    69.30       19.16
Washington                       10       3,417,987.69     2.05     3.163     753      341,799     76.08    73.89       61.97
West Virginia                     2         579,000.00     0.35     2.912     780      289,500     93.93    68.33       85.32
Wisconsin                         5       1,715,268.18     1.03     2.937     756      343,054     77.42    71.26       68.39
                                ---    ---------------   ------     -----     ---      -------     -----    -----       -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%    733      334,601     70.18%   65.34%      67.46%
                                ---    ---------------   ------     -----     ---      -------     -----    -----       -----

OCCUPANCY TYPE

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
OCCUPANCY TYPE                 LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
--------------               --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Primary                         399    $135,966,092.74    81.60%    3.131%    735      340,767    69.59%    66.36%     68.72%
Second Home                      67      24,291,964.94    14.58     3.061     723      362,567    70.22     63.86      57.59
Investment                       32       6,373,171.01     3.82     3.120     742      199,162    82.63     49.31      78.22
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%    733      334,601    70.18%    65.34%     67.46%
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----

PROPERTY TYPE

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
PROPERTY TYPE                  LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
-------------                --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Single Family                   292    $ 93,974,776.74    56.40%    3.135%    731      321,831    69.27%    66.17%     68.81%
De Minimis PUD                  113      47,824,246.15    28.70     3.112     737      423,223    70.58     63.86      58.94
Planned Unit Development         13       2,568,004.13     1.54     2.991     736      197,539    79.78     71.96      69.81
Condominium                      66      17,009,887.15    10.21     3.106     735      257,726    75.88     65.67      81.18
Cooperative                       5       2,181,868.03     1.31     3.017     736      436,374    62.21     62.21      97.18
Two- to Four-Family               9       3,072,446.49     1.84     3.062     731      341,383    57.98     57.98      60.05
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%    733      334,601    70.18%    65.34%     67.46%
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                             GROUP II MORTGAGE LOANS

LOAN PURPOSE

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
LOAN PURPOSE                   LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
------------                 --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Purchase                        185    $ 70,723,493.72    42.44%    3.054%     740     382,289    79.12%    68.99%     68.00%
Refinance (No Cash-out)         110      30,608,548.12    18.37     3.128      728     278,260    65.09     64.69      65.33
Refinance (Cash-out)            203      65,299,186.85    39.19     3.189      729     321,671    62.88     61.70      67.88
                                ---    ---------------   -------    -----      ---     -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%     733     334,601    70.18%    65.34%     67.46%
                                ---    ---------------   -------    -----      ---     -------    -----     -----      -----

LOAN DOCUMENTATION

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
LOAN DOCUMENTATION             LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
------------------           --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Full Documentation              328    $112,413,581.10    67.46%    3.146%    722      342,724    72.55%    68.23%    100.00%
Alternative Documentation        67      20,110,041.27    12.07     3.030     746      300,150    78.58     69.88       0.00
Stated Documentation             24       9,444,585.58     5.67     3.008     763      393,524    66.46     61.51       0.00
No Income/No Ratio
 Documentation                   79      24,663,020.74    14.80     3.120     763      312,190    53.97     49.94       0.00
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%    733      334,601    70.18%    65.34%     67.46%
                                ---    ---------------   ------     -----     ---      -------    -----     -----      -----

CHANNEL

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
CHANNEL                        LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
-------                      --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
Retail                          392    $138,624,919.93    83.19%    3.058%    734      353,635    70.16%    64.35%      61.54%
Correspondent                    99      24,573,458.76    14.75     3.446     726      248,217    70.83     70.83       96.35
Broker                            7       3,432,850.00     2.06     3.304     742      490,407    66.24     66.24      100.00
                                ---    ---------------   ------     -----     ---      -------    -----     -----       -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%    733      334,601    70.18%    65.34%      67.46%
                                ---    ---------------   ------     -----     ---      -------    -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                             GROUP II MORTGAGE LOANS
MARGINS

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
MARGINS(%)                     LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
----------                   --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
1.125                             1    $    265,000.00     0.16%     2.375%   759      265,000    89.98%    89.98%    100.00%
1.375                             6       3,148,957.47     1.89      2.500    732      524,826    89.19     68.23      76.14
1.500                             1         373,091.50     0.22      2.750    733      373,092    80.00     80.00       0.00
1.625                            94      31,558,220.83    18.94      2.799    747      335,726    71.88     66.14      51.54
1.750                            11       5,085,607.07     3.05      2.931    731      462,328    70.41     63.12      66.81
1.875                            16       5,890,788.45     3.54      3.067    739      368,174    73.88     69.86      91.82
2.000                           274      94,880,314.47    56.94      3.174    730      346,279    68.69     63.44      63.23
2.125                            14       5,892,299.00     3.54      3.326    724      420,879    70.34     70.34     100.00
2.250                            44      11,900,852.59     7.14      3.427    729      270,474    69.15     69.15     100.00
2.375                            35       6,570,097.31     3.94      3.584    734      187,717    70.78     70.78      88.74
2.500                             1         922,000.00     0.55      3.750    693      922,000    72.03     72.03     100.00
2.875                             1         144,000.00     0.09      4.125    712      144,000    80.00     80.00     100.00
                                ---    ---------------   ------      -----    ---      -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%     3.120%   733      334,601    70.18%    65.34%     67.46%
                                ---    ---------------   ------      -----    ---      -------    -----     -----      -----

MAXIMUM MORTGAGE RATE

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
MAXIMUM MORTGAGE RATE (%)      LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
-------------------------    --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
12.000                          498    $166,631,228.69   100.00%    3.120%     733     334,601    70.18%    65.34%      67.46%
                                ---    ---------------   ------     -----      ---     -------    -----     -----       -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%     733     334,601    70.18%    65.34%      67.46%
                                ---    ---------------   ------     -----      ---     -------    -----     -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                             GROUP II MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                                          % OF
                                          AGGREGATE     AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                             NUMBER OF    PRINCIPAL     PRINCIPAL  WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE     PERCENT
                              MORTGAGE     BALANCE       BALANCE   AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE     FULL
NEXT RATE ADJUSTMENT DATE      LOANS     OUTSTANDING   OUTSTANDING  COUPON   SCORE   OUTSTANDING   LTV       LTV    DOCUMENTATION
-------------------------    --------- --------------- ----------- -------- -------- ----------- -------- --------- -------------
June 2004                        15    $  6,020,863.02     3.61%    3.186%     729     401,391    58.38%    56.68%     25.74%
July 2004                        29       5,284,733.11     3.17     3.164      752     182,232    67.36     61.14      52.22
August 2004                      80      23,587,997.80    14.16     3.186      734     294,850    70.08     66.62      74.98
September 2004                  226      76,866,076.79    46.13     3.151      732     340,115    70.19     66.38      69.10
October 2004                    139      52,286,813.96    31.38     3.040      733     376,164    72.40     65.82      68.90
November 2004                     9       2,584,744.01     1.55     2.973      736     287,194    59.17     41.90      49.53
                                ---    ---------------   ------     -----      ---     -------    -----     -----      -----
TOTAL:                          498    $166,631,228.69   100.00%    3.120%     733     334,601    70.18%    65.34%     67.46%
                                ---    ---------------   ------     -----      ---     -------    -----     -----      -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                            GROUP III MORTGAGE LOANS

Total Current Balance                        $166,631,185.58
Total Number of Loans                                 521

                             AVERAGE OR
                         WEIGHTED AVERAGE(1)      MINIMUM           MAXIMUM
                         -------------------      -------           -------
Current Balance            $   319,829.53     $    25,389.00    $ 2,000,000.00
Original Balance           $   321,466.71     $    25,389.00    $ 2,000,000.00

Loan Rate                           3.121%             2.500%            4.125%
Servicing Fee                       0.250%             0.250%            0.250%
Net Loan Rate                       2.871%             2.250%            3.875%

Gross Margin                        1.942%             1.375%            2.875%
Maximum Loan Rate                  12.000%            12.000%           12.000%

Original LTV                        71.29%              2.29%           100.00%
Effective LTV                       66.60%              2.29%            95.00%

Credit Score                          734                600               819

Original Term (mos)                   300                300               300
Remaining Term (mos)                  298                284               300
Seasoning (mos)                         2                  0                16

Next Rate Reset                         4                  1                 6
Rate Adj Freq                           6                  6                 6
First Rate Adj Freq (2)                 6                  6                 6

IO Original Term                      120                120               120
IO Remaining Term                     118                104               120

Top State
 Concentrations ($)        CA(17.16%),FL(13.86%),NY(6.64%),GA(5.31%),MI(4.71%)

First Pay Date                                    02/01/03          06/01/04
Rate Change Date                                  06/01/04          11/01/04
Maturity Date                                     01/01/28          05/01/29

(3)   Based on current balances

(4) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

INDEX

                                                                           WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
              NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
INDEX      MORTGAGE LOANS     OUTSTANDING       OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----      --------------    ------------       -----------       ------    -----    -----------    ---        ---     -------------
Six-Month
 LIBOR         521         $  166,631,185.58      100.00%          3.121%    734       319,830      71.29%     66.60%     70.75%
               ---         -----------------      ------           -----     ---       -------      -----      -----      -----
TOTAL:         521         $  166,631,185.58      100.00%          3.121%    734       319,830      71.29%     66.60%     70.75%
               ===         =================      ======           =====     ===       =======      =====      =====      =====

PRINCIPAL BALANCES

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
                                                  AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
RANGE OF                         NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
PRINCIPAL BALANCE ($)         MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING    LTV
---------------------         --------------     -----------        -----------      ------    -----    -----------    ---
0.01 to 100,000.00                 65          $  4,672,930.08        2.80%           3.133%     746        71,891     56.56%
100,000.01 to 200,000.00          155            23,500,596.53       14.10            3.178      734       151,617     70.68
200,000.01 to 300,000.00          119            29,792,898.77       17.88            3.103      735       250,360     72.26
300,000.01 to 400,000.00           63            21,642,126.50       12.99            3.139      730       343,526     73.67
400,000.01 to 500,000.00           47            21,171,731.03       12.71            3.066      724       450,462     69.59
500,000.01 to 600,000.00           23            12,829,256.11        7.70            3.126      747       557,794     79.62
600,000.01 to 700,000.00            5             3,325,000.00        2.00            3.451      709       665,000     80.35
700,000.01 to 800,000.00            8             5,883,645.56        3.53            3.082      741       735,456     67.96
800,000.01 to 900,000.00            4             3,402,342.00        2.04            3.097      707       850,586     71.51
900,000.01 to 1,000,000.00         14            13,509,610.00        8.11            3.059      737       964,972     78.95
1,000,000.01 to 1,100,000.00        3             3,152,750.00        1.89            2.999      754     1,050,917     62.78
1,100,000.01 to 1,200,000.00        2             2,400,000.00        1.44            3.188      726     1,200,000     66.24
1,300,000.01 to 1,400,000.00        3             4,120,000.00        2.47            2.956      727     1,373,333     99.29
1,400,000.01 to 1,500,000.00        2             2,955,000.00        1.77            3.125      768     1,477,500     49.85
1,500,000.01 to 2,000,000.00        8            14,273,299.00        8.57            3.175      731     1,784,162     57.59
                                  ---          ---------------      ------            -----      ---       -------     -----
TOTAL:                            521          $166,631,185.58      100.00%           3.121%     734       319,830     71.29%
                                  ===          ===============      ======            =====      ===       =======     =====

                                WEIGHTED
                                 AVERAGE     PERCENT
RANGE OF                        EFFECTIVE     FULL
PRINCIPAL BALANCE ($)              LTV     DOCUMENTATION
---------------------              ---     -------------
0.01 to 100,000.00                54.02%       57.52%
100,000.01 to 200,000.00          66.95        62.71
200,000.01 to 300,000.00          68.44        64.59
300,000.01 to 400,000.00          70.35        66.88
400,000.01 to 500,000.00          68.31        64.24
500,000.01 to 600,000.00          70.25        60.25
600,000.01 to 700,000.00          75.35        80.00
700,000.01 to 800,000.00          67.96        74.40
800,000.01 to 900,000.00          64.25        25.39
900,000.01 to 1,000,000.00        66.07        78.62
1,000,000.01 to 1,100,000.00      62.78       100.00
1,100,000.01 to 1,200,000.00      66.24       100.00
1,300,000.01 to 1,400,000.00      70.00       100.00
1,400,000.01 to 1,500,000.00      49.85       100.00
1,500,000.01 to 2,000,000.00      56.69       100.00
                                  -----        -----
TOTAL:                            66.60%       70.75%
                                  =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
RANGE OF CURRENT MORTGAGE        NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
RATES (%)                     MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV
---------                     --------------    -----------        -----------       ------    -----    -----------    ---
2.251 to 2.500                     4          $  1,622,625.00          0.97%         2.500%     727        405,656    77.64%
2.501 to 2.750                    60            22,060,409.21         13.24          2.741      737        367,673    74.16
2.751 to 3.000                    64            18,819,689.39         11.29          2.904      733        294,058    73.49
3.001 to 3.250                   311           102,663,140.30         61.61          3.173      734        330,107    69.37
3.251 to 3.500                    55            15,644,256.69          9.39           3.43      729        284,441    76.45
3.501 to 3.750                    26             5,149,064.99          3.09          3.625      728        198,041    70.59
4.001 to 4.250                     1               672,000.00          0.40          4.125      731        672,000    80.00
                                 ---          ---------------        ------          -----      ---        -------    -----
TOTAL:                           521          $166,631,185.58        100.00%         3.121%     734        319,830    71.29%
                                 ===          ===============        ======          =====      ===        =======    =====

                                WEIGHTED
                                 AVERAGE      PERCENT
RANGE OF CURRENT MORTGAGE       EFFECTIVE      FULL
RATES (%)                          LTV     DOCUMENTATION
---------                          ---     -------------
2.251 to 2.500                    71.63%      20.02%
2.501 to 2.750                    67.74       75.78
2.751 to 3.000                    64.64       65.77
3.001 to 3.250                    64.85       67.39
3.251 to 3.500                    76.45      100.00
3.501 to 3.750                    70.59       57.62
4.001 to 4.250                    80.00      100.00
                                  -----       -----
TOTAL:                            66.60%      70.75%
                                  =====       =====

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
                                 NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
REMAINING TERM (MONTHS)       MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV
-----------------------       --------------    -----------        -----------       ------    -----    -----------    ---
284                                1              $195,654.52          0.12%         2.875%      730      195,655     100.00%
285                                2             1,117,840.00          0.67          3.250       792      558,920      87.90
288                                1               396,000.00          0.24          3.375       762      396,000      90.00
290                                1               995,000.00          0.60          2.875       769      995,000     100.00
291                                1                57,643.55          0.03          2.875       766       57,644      48.30
292                                1               327,208.79          0.20          3.250       751      327,209      64.17
293                                2               712,080.08          0.43          2.750       686      356,040      75.10
294                                3               867,998.00          0.52          3.212       726      289,333      73.87
295                               14             1,905,233.09          1.14          3.213       735      136,088      73.19
296                               28             8,147,680.64          4.89          3.205       756      290,989      56.14
297                               80            17,575,822.71         10.55          3.183       729      219,698      70.41
298                              196            70,704,150.10         42.43          3.151       734      360,735      71.53
299                              189            63,388,479.10         38.04          3.060       730      335,389      72.22
300                                2               240,395.00          0.14          3.125       737      120,198      64.79
                                 ---          ---------------        ------          -----       ---      -------      -----
TOTAL:                           521          $166,631,185.58        100.00%         3.121%      734      319,830      71.29%
                                 ===          ===============        ======          =====       ===      =======      =====

                                WEIGHTED
                                 AVERAGE     PERCENT
                                EFFECTIVE     FULL
REMAINING TERM (MONTHS)            LTV     DOCUMENTATION
-----------------------            ---     -------------
284                               70.00%       0.00%
285                               60.32       48.38
288                               90.00      100.00
290                               70.00      100.00
291                               48.30        0.00
292                               64.17        0.00
293                               75.10       58.68
294                               70.12       85.66
295                               65.85       38.68
296                               52.64       70.09
297                               68.08       65.44
298                               67.88       74.31
299                               66.38       69.53
300                               64.79      100.00
                                  -----       -----
TOTAL:                            66.60%      70.75%
                                  =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
RANGE OF ORIGINAL LOAN-TO-       NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
VALUE RATIOS (%)              MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV
--------------------------    --------------    -----------        -----------       ------    -----    -----------    ---
0.01 to 10.00                       2              $99,510.86            0.06%        3.250%    774        49,755      6.98%
10.01 to 20.00                     11            3,414,318.30             2.05        3.194     775       310,393     18.90
20.01 to 30.00                     19            2,899,739.95             1.74        3.162     753       152,618     26.38
30.01 to 40.00                     24            7,424,977.46             4.46        3.047     729       309,374     37.02
40.01 to 50.00                     44            9,438,397.47             5.66        3.089     742       214,509     46.64
50.01 to 60.00                     45           17,432,495.43            10.46        3.130     730       387,389     55.94
60.01 to 70.00                     56           26,143,097.81            15.69        3.146     727       466,841     66.07
70.01 to 75.00                     64           21,658,332.11            13.00        3.104     738       338,411     73.42
75.01 to 80.00                    167           48,808,318.01            29.29        3.164     730       292,265     79.42
80.01 to 85.00                      2              214,700.00             0.13        3.491     717       107,350     82.90
85.01 to 90.00                     12            2,891,952.57             1.74        3.157     725       240,996     89.39
90.01 to 95.00                     26            5,608,135.35             3.37        3.098     717       215,698     93.98
95.01 to 100.00                    49           20,597,210.26            12.36        3.015     742       420,351     99.55
                                  ---         ---------------          ------         -----     ---       -------     -----
TOTAL:                            521         $166,631,185.58          100.00%        3.121%    734       319,830     71.29%
                                  ===         ===============          ======         =====     ===       =======     =====

                                        WEIGHTED
                                         AVERAGE     PERCENT
RANGE OF ORIGINAL LOAN-TO-              EFFECTIVE     FULL
VALUE RATIOS (%)                           LTV     DOCUMENTATION
--------------------------                 ---     -------------
0.01 to 10.00                              6.98%       0.00%
10.01 to 20.00                            18.90       61.15
20.01 to 30.00                            26.38       33.96
30.01 to 40.00                            37.02       68.41
40.01 to 50.00                            46.64       29.10
50.01 to 60.00                            55.71       68.70
60.01 to 70.00                            66.01       76.79
70.01 to 75.00                            71.30       78.34
75.01 to 80.00                            79.06       81.80
80.01 to 85.00                            82.90       53.42
85.01 to 90.00                            82.36       82.67
90.01 to 95.00                            85.78       74.45
95.01 to 100.00                           68.18       55.19
                                          -----       -----
TOTAL:                                    66.60%      70.75%
                                          =====       =====

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                         AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
EFFECTIVE LOAN-TO-VALUE          NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
RATIOS AT ORIGINATION (%)     MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV
-------------------------     --------------    -----------        -----------       ------    -----    -----------    ---
0.01 to 10.00                      2          $      99,510.86          0.06%         3.250%    774        49,755      6.98%
10.01 to 20.00                    11              3,414,318.30           2.05         3.194     775       310,393     18.90
20.01 to 30.00                    19              2,899,739.95           1.74         3.162     753       152,618     26.38
30.01 to 40.00                    24              7,424,977.46           4.46         3.047     729       309,374     37.02
40.01 to 50.00                    59             13,324,483.03           8.00         3.093     739       225,839     57.21
50.01 to 60.00                    45             17,301,495.43          10.38         3.133     730       384,478     56.52
60.01 to 70.00                   104             50,731,091.51          30.45         3.072     735       487,799     80.42
70.01 to 75.00                    61             18,167,492.11          10.90         3.131     736       297,828     73.74
75.01 to 80.00                   165             47,525,318.01          28.52         3.175     730       288,032     79.42
80.01 to 85.00                     2                214,700.00           0.13         3.491     717       107,350     82.90
85.01 to 90.00                     8              1,860,625.57           1.12         3.205     724       232,578     89.21
90.01 to 95.00                    21              3,667,433.35           2.20         3.068     707       174,640     94.13
                                 ---           ---------------        ------          -----     ---       -------     -----
TOTAL:                           521           $166,631,185.58        100.00%         3.121%    734       319,830     71.29%
                                 ===           ===============        ======          =====     ===       =======     =====

                                 WEIGHTED
RANGE OF                          AVERAGE     PERCENT
EFFECTIVE LOAN-TO-VALUE          EFFECTIVE     FULL
RATIOS AT ORIGINATION (%)           LTV     DOCUMENTATION
-------------------------           ---     -------------
0.01 to 10.00                       6.98%       0.00%
10.01 to 20.00                     18.90       61.15
20.01 to 30.00                     26.38       33.96
30.01 to 40.00                     37.02       68.41
40.01 to 50.00                     47.56       48.58
50.01 to 60.00                     55.83       68.46
60.01 to 70.00                     67.78       66.35
70.01 to 75.00                     73.74       74.18
75.01 to 80.00                     79.42       81.31
80.01 to 85.00                     82.90       53.42
85.01 to 90.00                     89.21      100.00
90.01 to 95.00                     94.13      100.00
                                   -----       -----
TOTAL:                             66.60%      70.75%
                                   =====       =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

CREDIT SCORES

                                                                                              WEIGHTED    AVERAGE    WEIGHTED
                                                 AGGREGATE        % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE
RANGE OF                         NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL
CREDIT SCORES                 MORTGAGE LOANS    OUTSTANDING        OUTSTANDING       COUPON    SCORE    OUTSTANDING    LTV
--------------                --------------    -----------        -----------       ------    -----    -----------    ---
Not Available                       2         $    720,000.00          0.43%         3.070%       0       360,000     46.25%
576 to 600                          1              444,103.07          0.27          3.125      600       444,103     36.62
601 to 625                          3              927,652.93          0.56          3.241      617       309,218     59.27
626 to 650                         19            6,216,603.22          3.73          3.068      637       327,190     71.46
651 to 675                         31           10,009,107.75          6.01          3.095      667       322,874     69.39
676 to 700                         66           22,792,929.68         13.68          3.179      688       345,347     74.42
701 to 725                         88           29,190,512.20         17.52          3.150      713       331,710     71.59
726 to 750                         96           27,444,645.56         16.47          3.113      739       285,882     73.96
751 to 775                        111           35,819,043.36         21.50          3.084      763       322,694     74.22
776 to 800                         87           26,292,746.23         15.78          3.097      787       302,215     67.11
801 to 825                         17            6,773,841.58          4.07          3.190      804       398,461     58.73
                                  ---         ---------------        ------          -----      ---       -------     -----
TOTAL:                            521         $166,631,185.58        100.00%         3.121%     734       319,830     71.29%
                                  ===         ===============        ======          =====      ===       =======     =====

                                        WEIGHTED
                                         AVERAGE      PERCENT
RANGE OF                                EFFECTIVE      FULL
CREDIT SCORES                              LTV     DOCUMENTATION
---------------                            ---     -------------
Not Available                             46.25%      100.00%
576 to 600                                36.62       100.00
601 to 625                                59.27       100.00
626 to 650                                71.46        94.21
651 to 675                                67.26       100.00
676 to 700                                69.32        88.55
701 to 725                                65.24        66.07
726 to 750                                70.13        65.19
751 to 775                                69.51        65.79
776 to 800                                62.78        56.41
801 to 825                                48.23        61.66
                                          -----        -----
TOTAL:                                    66.60%       70.75%
                                          =====        =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

GEOGRAPHIC AREA


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
  GEOGRAPHIC AREA   MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
Alabama                  12          $ 1,792,225.00           1.08%        3.098%
Arizona                  15            6,502,562.00           3.90         3.114
Arkansas                  5              961,898.70           0.58         3.119
California               67           28,600,467.80          17.16         3.240
Colorado                 17            5,235,152.78           3.14         3.145
Connecticut               7            1,925,950.00           1.16         3.180
Delaware                  2              642,603.29           0.39         3.125
District of
 Columbia                 1              285,000.00           0.17         2.750
Florida                  51           23,095,609.36          13.86         3.145
Georgia                  33            8,853,666.26           5.31         3.116
Hawaii                    4            1,064,436.00           0.64         3.186
Idaho                     2              470,000.00           0.28         2.941
Illinois                 16            4,739,103.58           2.84         2.926
Indiana                   9            2,220,805.88           1.33         3.119
Iowa                      2              280,400.00           0.17         3.330
Kansas                    6            1,073,075.77           0.64         3.102
Kentucky                  6            1,720,282.06           1.03         3.175
Louisiana                 5              853,972.90           0.51         3.137
Maine                     3              581,447.00           0.35         3.177
Maryland                 10            3,798,435.02           2.28         3.150
Massachusetts             9            2,372,094.07           1.42         3.217
Michigan                 24            7,841,992.22           4.71         3.127
Minnesota                 3            1,062,500.00           0.64         3.160
Missouri                  5            1,053,607.45           0.63         3.172
Montana                   3              714,861.97           0.43         3.095
Nebraska                  1               82,400.00           0.05         3.125
Nevada                   14            4,064,757.27           2.44         3.123
New Hampshire             4            1,609,504.99           0.97         3.046
New Jersey               15            7,006,138.72           4.20         3.020
New Mexico                4              866,163.69           0.52         3.247
New York                 28           11,069,285.78           6.64         3.040
North Carolina            9            2,029,757.37           1.22         3.151
Ohio                     13            3,888,603.99           2.33         2.975
Oklahoma                  6            1,258,145.00           0.76         3.047
Pennsylvania             19            5,220,423.61           3.13         3.081
Rhode Island              3              610,736.62           0.37         3.353
South Carolina            7            1,325,009.49           0.80         3.168
Tennessee                10            2,034,613.04           1.22         3.142

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
  GEOGRAPHIC AREA     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
Alabama               732       149,352      76.65%    70.89%       67.88%
Arizona               740       433,504      75.20     65.41        68.18
Arkansas              748       192,380      63.67     63.67        13.93
California            727       426,873      68.60     66.29        81.88
Colorado              760       307,950      71.04     65.01        59.31
Connecticut           717       275,136      66.24     66.24        84.42
Delaware              742       321,302      67.54     67.54       100.00
District of
 Columbia             709       285,000     100.00     70.00         0.00
Florida               743       452,855      68.95     61.50        72.16
Georgia               727       268,293      79.32     71.15        68.19
Hawaii                731       266,109      66.15     58.00        73.80
Idaho                 737       235,000      63.50     63.50       100.00
Illinois              752       296,194      79.69     73.36        61.66
Indiana               712       246,756      77.39     73.81        52.22
Iowa                  749       140,200      69.20     69.20        82.17
Kansas                755       178,846      60.53     60.53        41.48
Kentucky              743       286,714      83.49     75.29        43.85
Louisiana             737       170,795      80.96     77.27        65.34
Maine                 754       193,816      55.06     55.06        15.27
Maryland              703       379,844      69.34     64.18        86.12
Massachusetts         765       263,566      66.40     60.70        68.35
Michigan              702       326,750      76.65     70.81        81.12
Minnesota             791       354,167      65.87     65.87         9.41
Missouri              744       210,721      72.91     72.91        71.21
Montana               726       238,287      70.13     70.13        32.87
Nebraska              799        82,400      79.61     79.61       100.00
Nevada                743       290,340      75.07     70.73        84.30
New Hampshire         724       402,376      79.79     70.28        90.59
New Jersey            725       467,076      64.91     62.24        91.26
New Mexico            765       216,541      75.02     75.02        69.06
New York              732       395,332      65.25     63.19        63.08
North Carolina        734       225,529      80.47     73.44        53.57
Ohio                  716       299,123      61.88     57.63        63.78
Oklahoma              727       209,691      77.88     77.88        40.21
Pennsylvania          725       274,759      66.78     66.78        62.96
Rhode Island          724       203,579      70.46     70.46        77.73
South Carolina        752       189,287      77.76     70.74        55.98
Tennessee             718       203,461      70.28     67.84        78.39

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

GEOGRAPHIC AREA
(CONT'D.)


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
  GEOGRAPHIC AREA   MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
Texas                    28             7,148,528.88          4.29         2.954
Utah                      2               235,872.40          0.14         2.875
Virginia                 18             4,276,144.30          2.57         3.109
Virgin Islands            5             1,589,366.76          0.95         3.057
Washington                7             1,851,517.00          1.11         3.140
West Virginia             2               135,696.27          0.08         3.188
Wisconsin                 8             1,676,371.29          1.01         2.945
Wyoming                   1               910,000.00          0.55         3.250
                        ---          ---------------        ------         -----
TOTAL:                  521          $166,631,185.58        100.00%        3.121%
                        ---          ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
  GEOGRAPHIC AREA     SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
Texas                 749       255,305     76.15      68.89       68.91
Utah                  792       117,936     87.37      64.70       0.00
Virginia              727       237,564     75.72      72.78       63.54
Virgin Islands        732       317,873     63.52      63.52       62.25
Washington            752       264,502     79.28      74.50       61.85
West Virginia         729        67,848     60.11      60.11       50.67
Wisconsin             744       209,546     81.15      71.59       59.06
Wyoming               756       910,000     70.00      70.00       100.00
                      ---       -------     -----      -----       ------
TOTAL:                734       319,830     71.29%     66.60%       70.75%
                      ---       -------     -----      -----       ------

OCCUPANCY TYPE


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
  OCCUPANCY TYPE    MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
Primary                 435          $139,750,367.31         83.87%        3.127%
Second Home              57            20,542,865.31         12.33         3.092
Investment               29             6,337,952.96          3.80         3.078
                        ---          ---------------        ------         -----
TOTAL:                  521          $166,631,185.58        100.00%        3.121%
                        ---          ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
  OCCUPANCY TYPE      SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
Primary               732       321,265     71.40%     67.85%      70.36%
Second Home           749       360,401     73.59      65.27       67.52
Investment            711       218,550     61.53      43.37       89.92
                      ---       -------     -----      -----       -----
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

PROPERTY TYPE

                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
   PROPERTY TYPE    MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
Single Family            313         $ 94,385,614.42         56.64%        3.147%
De Minimis PUD           117           43,156,367.79         25.90         3.083
Planned Unit
  Development             15            2,759,751.14          1.66         3.015
Condominium               63           19,302,185.46         11.58         3.102
Cooperative                9            5,526,782.46          3.32         3.073
Two- to Four-Family        4            1,500,484.31          0.90         3.124
                         ---         ---------------        ------         -----
TOTAL:                   521         $166,631,185.58        100.00%        3.121%
                         ---         ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
   PROPERTY TYPE      SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
Single Family         730       301,551     70.33%     65.81%      70.73%
De Minimis PUD        734       368,858     73.43      69.58       70.66
Planned Unit
  Development         717       183,983     75.08      68.99       89.13
Condominium           751       306,384     73.54      66.60       71.75
Cooperative           739       614,087     63.06      59.65       51.27
Two- to Four-Family   697       375,121     64.68      52.19      100.00
                      ---       -------     -----      -----      ------
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----      ------

LOAN PURPOSE

                                             AGGREGATE      % OF AGGREGATE              WEIGHTED
                                             PRINCIPAL        PRINCIPAL      WEIGHTED   AVERAGE
                           NUMBER OF          BALANCE          BALANCE        AVERAGE    CREDIT
LOAN PURPOSE            MORTGAGE LOANS      OUTSTANDING       OUTSTANDING     COUPON     SCORE
------------------------------------------------------------------------------------------------
Purchase                     190          $ 66,308,636.76       39.79%         3.053%     741
Refinance (No Cash-out)      146            40,443,025.24       24.27          3.126      726
Refinance (Cash-out)         185            59,879,523.58       35.94          3.192      730
                             ---          ---------------      ------          -----      ---
TOTAL:                       521          $166,631,185.58      100.00%         3.121%     734
                             ---          ---------------      ------          -----      ---

                          AVERAGE      WEIGHTED     WEIGHTED
                         PRINCIPAL      AVERAGE      AVERAGE        PERCENT
                          BALANCE      ORIGINAL     EFFECTIVE         FULL
LOAN PURPOSE            OUTSTANDING       LTV          LTV       DOCUMENTATION
------------------------------------------------------------------------------
Purchase                  348,993        81.31%      72.37%         74.40%
Refinance (No Cash-out)   277,007        66.37       63.73          68.62
Refinance (Cash-out)      323,673        63.52       62.16          68.15
                          -------        -----       -----          -----
TOTAL:                    319,830        71.29%      66.60%         70.75%
                          -------        -----       -----          -----

LOAN DOCUMENTATION

                                                       AGGREGATE      % OF AGGREGATE
                                                       PRINCIPAL         PRINCIPAL     WEIGHTED
                                      NUMBER OF         BALANCE           BALANCE      AVERAGE
LOAN DOCUMENTATION                 MORTGAGE LOANS     OUTSTANDING       OUTSTANDING     COUPON
-----------------------------------------------------------------------------------------------
Full Documentation                     337         $ 117,894,317.29        70.75%       3.134%
Alternative Documentation               62            17,290,776.72        10.38        3.128
Stated Documentation                    37            11,178,729.65         6.71        3.084
No Income/No Ratio Documentation        85            20,267,361.92        12.16        3.060
                                       ---         ----------------       ------        -----
TOTAL:                                 521         $ 166,631,185.58       100.00%       3.121%
                                       ---         ----------------       ------        -----

                                    WEIGHTED      AVERAGE     WEIGHTED    WEIGHTED
                                    AVERAGE      PRINCIPAL     AVERAGE     AVERAGE       PERCENT
                                     CREDIT       BALANCE     ORIGINAL    EFFECTIVE       FULL
LOAN DOCUMENTATION                   SCORE      OUTSTANDING     LTV          LTV      DOCUMENTATION
---------------------------------------------------------------------------------------------------
Full Documentation                    726          349,835      72.58%     68.66         100.00%
Alternative Documentation             736          278,883      76.77      68.10           0.00
Stated Documentation                  745          302,128      68.86      62.31           0.00
No Income/No Ratio Documentation      770          238,440      60.46      55.75           0.00
                                      ---          -------      -----      -----          -----
TOTAL:                                734          319,830      71.29%     66.60          70.75%
                                      ---          -------      -----      -----          -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

CHANNEL


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
      CHANNEL       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
Retail                   418         $138,869,639.30         83.34%        3.065%
Correspondent             98           25,775,550.62         15.47         3.411
Broker                     5            1,985,995.66          1.19         3.280
                         ---         ---------------        ------         -----
TOTAL:                   521         $166,631,185.58        100.00%        3.121%
                         ---         ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
      CHANNEL         SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
Retail                734       332,224     70.77%     65.36%      66.61%
Correspondent         733       263,016     74.34      73.19       90.80
Broker                715       397,199     68.00      68.00      100.00
                      ---       -------     -----      -----      ------
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----      ------

MARGINS


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
                      NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
     MARGINS (%)    MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
1.375                       7        $  3,003,003.92          1.80%        2.557%
1.500                       3             889,710.00          0.53         2.715
1.625                      94          32,491,789.81         19.50         2.810
1.750                       8           2,923,072.81          1.75         2.887
1.875                      31           6,987,511.96          4.19         3.053
2.000                     293          97,330,475.40         58.41         3.172
2.125                      13           3,600,415.06          2.16         3.322
2.250                      41          12,556,629.86          7.54         3.434
2.375                      30           6,176,576.76          3.71         3.604
2.875                       1             672,000.00          0.40         4.125
                          ---        ---------------        ------         -----
TOTAL:                    521        $166,631,185.58        100.00%        3.121%
                          ---        ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
                     CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
     MARGINS (%)      SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
1.375                 746       429,001     86.45%     73.21%      18.60%
1.500                 762       296,570     78.29      78.29      100.00
1.625                 740       345,657     70.81      64.01       72.78
1.750                 708       365,384     90.40      70.86       73.74
1.875                 733       225,404     69.61      66.87       81.72
2.000                 733       332,186     69.70      65.13       65.87
2.125                 718       276,955     71.24      71.24      100.00
2.250                 733       306,259     76.89      76.89      100.00
2.375                 727       205,886     71.23      71.23       64.67
2.875                 731       672,000     80.00      80.00      100.00
                      ---       -------     -----      -----      ------
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----      ------

MAXIMUM MORTGAGE RATE


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
   MAXIMUM            NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
MORTGAGE RATE(%)    MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
12.000                  521          $166,631,185.58        100.00%        3.121%
                        ---          ---------------        ------         -----
TOTAL:                  521          $166,631,185.58        100.00%        3.121%
                        ---          ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
    MAXIMUM          CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
MORTGAGE RATE(%)      SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
12.000                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----       -----
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B
                            GROUP III MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE


                                        AGGREGATE        % OF AGGREGATE   WEIGHTED
      NEXT RATE       NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE
   ADJUSTMENT DATE  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON
----------------------------------------------------------------------------------
June 2004                14          $  1,905,233.09          1.14%        3.213%
July 2004                30             9,338,335.16          5.60         3.163
August 2004              83            18,751,306.26         11.25         3.186
September 2004          197            71,031,358.89         42.63         3.151
October 2004            191            64,100,559.18         38.47         3.056
November 2004             6             1,504,393.00          0.90         3.241
                        ---          ---------------        ------         -----
TOTAL:                  521          $166,631,185.58        100.00%        3.121%
                        ---          ---------------        ------         -----

                    WEIGHTED    AVERAGE    WEIGHTED   WEIGHTED
                     AVERAGE   PRINCIPAL   AVERAGE    AVERAGE      PERCENT
      NEXT RATE      CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
   ADJUSTMENT DATE    SCORE   OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------------------------------------------------------------------
June 2004             735       136,088     73.19%     65.85%      38.68%
July 2004             757       311,278     61.73      54.86       71.81
August 2004           733       225,919     71.38      67.55       64.22
September 2004        734       360,565     71.49      67.86       73.97
October 2004          730       335,605     72.25      66.48       69.41
November 2004         737       250,732     76.67      74.50       91.72
                      ---       -------     -----      -----       -----
TOTAL:                734       319,830     71.29%     66.60%      70.75%
                      ---       -------     -----      -----       -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                            10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
       ----                            -------        -------        -------        -------        -------
Initial Percentage                       100           100            100            100            100
May 25, 2005                              90            85             79             74             69
May 25, 2006                              80            71             63             55             47
May 25, 2007                              72            60             50             41             33
May 25, 2008                              65            51             40             30             23
May 25, 2009                              58            43             32             23             16
May 25, 2010                              52            37             25             17             11
May 25, 2011                              46            31             20             13              8
May 25, 2012                              42            26             16             10              6
May 25, 2013                              38            22             13              7              4
May 25, 2014                              33            19             10              5              3
May 25, 2015                              29            15              8              4              2
May 25, 2016                              24            12              6              3              1
May 25, 2017                              20            10              4              2              1
May 25, 2018                              17             8              3              1              *
May 25, 2019                              14             6              2              1              *
May 25, 2020                              12             5              2              1              *
May 25, 2021                               9             4              1              *              *
May 25, 2022                               7             3              1              *              *
May 25, 2023                               6             2              1              *              *
May 25, 2024                               4             1              *              *              *
May 25, 2025                               3             1              *              *              *
May 25, 2026                               2             1              *              *              *
May 25, 2027                               1             *              *              *              *
May 25, 2028                               1             *              *              *              *
May 25, 2029                               0             0              0              0              0

WAL                                     7.78          5.64           4.29           3.39           2.75

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                            10% CPR        15% CPR        20% CPR       25% CPR        30% CPR
       ----                            -------        -------        -------       -------        -------
Initial Percentage                       100           100            100            100            100
May 25, 2005                              90            85             79             74             69
May 25, 2006                              80            71             63             55             47
May 25, 2007                              72            60             50             41             33
May 25, 2008                              65            51             40             30             23
May 25, 2009                              58            43             32             23             16
May 25, 2010                              52            37             25             17             11
May 25, 2011                              46            31             20             13              8
May 25, 2012                              42            26             16             10              6
May 25, 2013                              38            22             13              7              4
May 25, 2014                              33            19             10              5              3
May 25, 2015                              29            15              8              4              2
May 25, 2016                              24            12              6              3              1
May 25, 2017                              20            10              4              2              1
May 25, 2018                              17             8              3              1              *
May 25, 2019                              14             6              2              1              *
May 25, 2020                              12             5              2              1              *
May 25, 2021                               9             4              1              *              *
May 25, 2022                               8             3              1              *              *
May 25, 2023                               6             2              1              *              *
May 25, 2024                               4             1              *              *              *
May 25, 2025                               3             1              *              *              *
May 25, 2026                               2             1              *              *              *
May 25, 2027                               1             *              *              *              *
May 25, 2028                               1             *              *              *              *
May 25, 2029                               0             0              0              0              0

WAL                                     7.78          5.64           4.29           3.39           2.75

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

TO MATURITY

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                            10% CPR       15% CPR        20% CPR        25% CPR        30% CPR
       ----                            -------       -------        -------        -------        -------
Initial Percentage                       100           100            100            100            100
May 25, 2005                              90            85             79             74             69
May 25, 2006                              80            71             63             55             47
May 25, 2007                              72            60             50             41             33
May 25, 2008                              65            51             40             30             23
May 25, 2009                              58            43             32             23             16
May 25, 2010                              52            37             25             17             11
May 25, 2011                              46            31             20             13              8
May 25, 2012                              42            26             16             10              6
May 25, 2013                              38            22             13              7              4
May 25, 2014                              33            19             10              5              3
May 25, 2015                              29            15              8              4              2
May 25, 2016                              24            12              6              3              1
May 25, 2017                              20            10              4              2              1
May 25, 2018                              17             8              3              1              *
May 25, 2019                              14             6              2              1              *
May 25, 2020                              12             5              2              1              *
May 25, 2021                               9             4              1              *              *
May 25, 2022                               8             3              1              *              *
May 25, 2023                               6             2              1              *              *
May 25, 2024                               4             1              *              *              *
May 25, 2025                               3             1              *              *              *
May 25, 2026                               2             1              *              *              *
May 25, 2027                               1             *              *              *              *
May 25, 2028                               1             *              *              *              *
May 25, 2029                               0             0              0              0              0

WAL                                     7.78          5.64           4.29           3.39           2.75

* = less than 0.5%

TO MATURITY

          PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATE
                          PRINCIPAL BALANCE OUTSTANDING

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

       DATE                   10% CPR        15% CPR        20% CPR        25% CPR        30% CPR
       ----                   -------        -------        -------        -------        -------
Initial Percentage              100            100            100            100            100
May 25, 2005                    100            100            100            100            100
May 25, 2006                    100            100            100            100            100
May 25, 2007                    100            100            100             92             84
May 25, 2008                    100            100             83             69             59
May 25, 2009                    100             90             66             52             41
May 25, 2010                    100             76             53             39             29
May 25, 2011                     96             65             43             29             20
May 25, 2012                     86             55             34             22             14
May 25, 2013                     78             47             27             16             10
May 25, 2014                     69             39             22             12              7
May 25, 2015                     59             32             16              9              5
May 25, 2016                     50             25             12              6              3
May 25, 2017                     42             20              9              4              2
May 25, 2018                     35             16              7              3              1
May 25, 2019                     29             13              5              2              1
May 25, 2020                     24             10              4              1              1
May 25, 2021                     19              7              3              1              *
May 25, 2022                     15              6              2              1              *
May 25, 2023                     12              4              1              *              *
May 25, 2024                      9              3              1              *              *
May 25, 2025                      7              2              1              *              *
May 25, 2026                      4              1              *              *              *
May 25, 2027                      3              1              *              *              *
May 25, 2028                      1              *              *              *              *
May 25, 2029                      0              0              0              0              0

    WAL                       12.93           9.66           7.42           6.12           5.27

* = less than 0.5%

                     CLASS X-A-1 NOTIONAL SCHEDULED BALANCE

           DISTRIBUTION                  GROUP1                                 GROUP2
PERIOD         DATE          NOTIONAL SCHEDULED BALANCE ($)         NOTIONAL SCHEDULED BALANCE ($)
------     ------------      ------------------------------         ------------------------------
   1         25-Jun-04               669,500,000.00                         150,000,000.00
   2         25-Jul-04               645,149,587.87                         144,544,322.20
   3         25-Aug-04               621,657,720.20                         139,281,021.76
   4         25-Sep-04               598,994,219.58                         134,203,315.11
   5         25-Oct-04               577,129,876.23                         129,304,657.87

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

 6       25-Nov-04               556,036,510.39                         124,578,736.41
 7       25-Dec-04               535,686,935.96                         120,019,459.75
 8       25-Jan-05               516,054,925.45                         115,620,951.68
 9       25-Feb-05               497,115,176.24                         111,377,543.21
10       25-Mar-05               478,843,277.88                         107,283,765.23
11       25-Apr-05               461,215,680.73                         103,334,341.50
12       25-May-05               444,209,665.51                          99,524,181.81
13       25-Jun-05               427,803,314.10                          95,848,375.45
14       25-Jul-05               411,975,481.21                          92,302,184.88
15       25-Aug-05               396,705,767.23                          88,881,039.60
16       25-Sep-05               381,974,491.82                          85,580,530.28
17       25-Oct-05               367,762,668.65                          82,396,403.07
18       25-Nov-05               354,051,980.85                          79,324,554.12
19       25-Dec-05               340,824,757.47                          76,361,024.29
20       25-Jan-06               328,063,950.64                          73,501,994.05
21       25-Feb-06               315,753,113.65                          70,743,778.54
22       25-Mar-06               304,247,724.98                          68,166,021.94
23       25-Apr-06               293,154,584.92                          65,680,628.72
24       25-May-06               282,459,041.39                          63,284,316.12
25       25-Jun-06               272,146,961.00                          60,973,917.57
26       25-Jul-06               262,204,710.72                          58,746,378.63
27       25-Aug-06               252,619,140.22                          56,598,753.00
28       25-Sep-06               243,377,564.81                          54,528,198.70
29       25-Oct-06               234,467,748.96                          52,531,974.39
30       25-Nov-06               225,877,890.46                          50,607,435.81
31       25-Dec-06               217,596,605.11                          48,752,032.35
32       25-Jan-07               209,612,911.92                          46,963,303.75
33       25-Feb-07               201,916,218.88                          45,238,876.89
34       25-Mar-07               194,496,309.21                          43,576,462.72
35       25-Apr-07               187,343,328.09                          41,973,853.31
36       25-May-07               180,447,769.87                          40,428,918.91
37       25-Jun-07               173,800,465.76                          38,939,605.30
38       25-Jul-07               167,671,937.34                          37,566,522.22
39       25-Aug-07               161,759,512.25                          36,241,856.62
40       25-Sep-07               156,055,570.30                          34,963,901.19
41       25-Oct-07               150,552,759.97                          33,731,008.85
42       25-Nov-07               145,243,988.99                          32,541,590.60
43       25-Dec-07               140,122,415.17                          31,394,113.45
44       25-Jan-08               135,181,437.60                          30,287,098.49
45       25-Feb-08               130,414,688.10                          29,219,118.93
46       25-Mar-08               125,816,023.08                          28,188,798.33
47       25-Apr-08               121,379,515.56                          27,194,808.75
48       25-May-08               117,099,447.56                          26,235,869.10
49       25-Jun-08                         0.00                                   0.00

                         DISCOUNT MARGIN TABLE (TO CALL)

                           10%               15%              20%              25%              30%
                           CPR               CPR              CPR              CPR              CPR
                         TO CALL           TO CALL          TO CALL          TO CALL          TO CALL
                       DISC MARGIN       DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
                       -----------       -----------      -----------      -----------      -----------
A-1

  PRICE 100.0000            25               25                25               25               25

             WAL           7.47             5.29              3.97             3.10             2.50

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

 PAYMENT WINDOW       Jun04 - Apr21     Jun04 - May17    Jun04 - Aug14    Jun04 - Jun12    Jun04 - Nov10

A-2

  PRICE 100.0000            27               27                27               27               27

             WAL           7.47             5.29              3.97             3.10             2.50

  PAYMENT WINDOW      Jun04 - Apr21     Jun04 - May17    Jun04 - Aug14    Jun04 - Jun12    Jun04 - Nov10

B-1

  PRICE 100.0000            50               50                50               50               50

             WAL          12.29             8.93              6.75             5.46             4.62

  PAYMENT WINDOW      Jun04 - Apr21     Jun04 - May17    Jun04 - Aug14    Jun04 - Jun12    Jun04 - Nov10

B-2

  PRICE 100.0000            90               90                90               90               90

             WAL          12.29             8.93              6.75             5.46             4.62

  PAYMENT WINDOW      Jun04 - Apr21     Jun04 - May17    Jun04 - Aug14    Jun04 - Jun12    Jun04 - Nov10

B-3

  PRICE 100.0000           165               165               165              165              165

             WAL          12.29             8.93              6.75             5.46             4.62

  PAYMENT WINDOW      Jun04 - Apr21     Jun04 - May17    Jun04 - Aug14    Jun04 - Jun12    Jun04 - Nov10

                                 YIELD (TO CALL)

                         10%          15%          20%          25%          30%          35%         40%          45%
                         CPR          CPR          CPR          CPR          CPR          CPR         CPR          CPR
                       TO CALL      TO CALL      TO CALL      TO CALL      TO CALL      TO CALL     TO CALL      TO CALL
                        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD       YIELD        YIELD
                       -------      -------      -------      -------      -------      -------     -------      -------
X-A-1 AND X-A-2
COMBINED                30.78        24.13        17.00        8.97        (0.09)       (9.92)      (20.65)      (32.24)
   PRICE 3.72634
MOD DURATION             2.20         2.23         2.23        2.19         2.13         2.07         2.02         1.99

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                        BOND EQUIVALENT MARGIN (TO CALL)*

                      10%           15%           20%           25%           30%           35%            40%            45%
                      CPR           CPR           CPR           CPR           CPR           CPR            CPR            CPR
                    TO CALL       TO CALL       TO CALL       TO CALL       TO CALL       TO CALL        TO CALL        TO CALL
                     BEEM          BEEM          BEEM          BEEM          BEEM          BEEM           BEEM           BEEM
                    -------       -------       -------       -------       -------       -------        -------        -------
A-3**
PRICE 103.30572         116            96            74            49            22            (6)           (37)           (70)
WAL                    7.47          5.29          3.97          3.10          2.50          2.07           1.75           1.50
PAYMENT WINDOW   Jun04 - Apr21 Jun04 - May17 Jun04 - Aug14 Jun04 - Jun12 Jun04 - Nov10 Jun04 - Oct09  Jun04 - Dec08  Jun04 - Apr08

*Assume 1 Month LIBOR is 1.10% and 6 Month LIBOR is 1.37%

**Bond Equivalent Margin is calculated off 6 Month LIBOR.

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                             10%               15%                20%               25%               30%
                             CPR               CPR                CPR               CPR               CPR
                         TO MATURITY       TO MATURITY        TO MATURITY       TO MATURITY       TO MATURITY
                         DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN       DISC MARGIN
                         -----------       -----------        -----------       -----------       -----------
A-1

  PRICE 100.0000             26                 26                27                27                27

             WAL            7.78               5.64              4.29              3.39              2.75

  PAYMENT WINDOW        Jun04 - Mar29     Jun04 - Mar29      Jun04 - Mar29     Jun04 - Mar29     Jun04 - Mar29

A-2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

   PRICE 100.0000            28                 28                29                29                29

              WAL           7.78               5.64              4.29              3.39              2.75

   PAYMENT WINDOW       Jun04 - Mar29     Jun04 - Mar29      Jun04 - Mar29     Jun04 - Mar29     Jun04 - Mar29

B-1

   PRICE 100.0000            51                 52                52                52                53

              WAL           12.93              9.66              7.42              6.12              5.27

   PAYMENT WINDOW       Jun04 - Mar29     Jun04 - Mar29      Jun04 - Mar29     Jun04 - Mar29     Jun04 - Mar29

B-2

   PRICE 100.0000            92                 93                93                94                95

              WAL           12.93              9.66              7.42              6.12              5.27

   PAYMENT WINDOW       Jun04 - Mar29     Jun04 - Mar29      Jun04 - Mar29     Jun04 - Mar29     Jun04 - Mar29

B-3

   PRICE 100.0000            168               170                171               172               174

              WAL           12.93              9.66              7.42              6.12              5.27

   PAYMENT WINDOW       Jun04 - Mar29     Jun04 - Mar29      Jun04 - Mar29     Jun04 - Mar29     Jun04 - Mar29

                               YIELD (TO MATURITY)

                         10%          15%          20%          25%          30%          35%            40%          45%
                         CPR          CPR          CPR          CPR          CPR          CPR            CPR          CPR
                     TO MATURITY  TO MATURITY  TO MATURITY  TO MATURITY  TO MATURITY  TO MATURITY    TO MATURITY  TO MATURITY
                        YIELD        YIELD        YIELD        YIELD        YIELD        YIELD          YIELD        YIELD
                     -----------  -----------  -----------  -----------  -----------  -----------    -----------  -----------
X-A-1 AND X-A-2
COMBINED                30.80        24.28        17.57        10.54        3.16        (4.50)         (12.46)      (20.77)
   PRICE 3.72634

MOD DURATION             2.21         2.26         2.32         2.38        2.44         2.52            2.62         2.73

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                      BOND EQUIVALENT MARGIN (TO MATURITY)*

                               10%             15%             20%             25%
                               CPR             CPR             CPR             CPR
                           TO MATURITY     TO MATURITY     TO MATURITY     TO MATURITY
                              BEEM             BEEM           BEEM            BEEM
                           -----------     -----------     -----------     -----------
A-3**

      PRICE 103.30572               117             100              80              58

WAL                                7.78            5.64            4.29            3.39

PAYMENT WINDOW            Jun04 - Mar29   Jun04 - Mar29   Jun04 - Mar29   Jun04 - Mar29

                               30%             35%             40%              45%
                               CPR             CPR             CPR              CPR
                           TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY
                               BEEM           BEEM             BEEM            BEEM
                           -----------     -----------     -----------      -----------
A-3**

      PRICE 103.30572                34               9             (19)             (49)

WAL                                2.75            2.28            1.93             1.65

PAYMENT WINDOW            Jun04 - Mar29   Jun04 - Mar29   Jun04 - Mar29    Jun04 - Mar29

* Assume 1 Month LIBOR is 1.10% and 6 Month LIBOR is 1.37%

** Bond Equivalent Margin is calculated off 6 Month LIBOR.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

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